Filed under Rule 497(c)
File Nos. 333-161674
811-04556

COMBINED PROXY STATEMENT

OF
TRANSAMERICA INVESTORS, INC.
on behalf of its Series:

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
TRANSAMERICA PREMIER CASH RESERVE FUND

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA HIGH YIELD BOND
TRANSAMERICA MONEY MARKET
(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

TRANSAMERICA ASSET MANAGEMENT GROUP

Transamerica Investors, Inc.
Transamerica Premier Funds
570 Carillon Parkway
St. Petersburg, Florida 33716

October 6, 2009

Dear Shareholder:

You are being asked to vote on a proposed reorganization of your Transamerica Premier fund into another Transamerica fund. Detailed information about the proposal is contained in the enclosed combined proxy statement/prospectus.

The Board of your Transamerica Premier fund has called a Special Meeting of Shareholders for your fund to be held on November 16, 2009, at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time, in order to vote on the proposed reorganization. The enclosed combined proxy statement/prospectus asks for your approval of the proposed Agreement and Plan of Reorganization that provides for the reorganization of your fund into another Transamerica fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the reorganization.

The reorganization of your fund is one of a number of reorganizations and other initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform. Two of the reorganizations are described in the enclosed combined proxy statement/prospectus. It is anticipated that all of the initiatives will be accomplished by mid-2010.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-456-7566 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/  John K. Carter

John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Transamerica Investors, Inc.
Transamerica Premier Funds

SCHEDULED FOR NOVEMBER 16, 2009

To the Shareholders of the Target Funds:

This is the formal agenda for a Special Meeting of Shareholders of each Target Fund (the “meeting”). It tells you what matters will be voted on by your Target Fund and the time and place of the meeting, in case you want to attend in person.

The meeting will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 a.m., Eastern Time, to consider the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Premier High Yield Bond Fund, in exchange for shares of Transamerica High Yield Bond to be distributed to the shareholders of Transamerica Premier High Yield Bond Fund and the assumption of all of the liabilities of Transamerica Premier High Yield Bond Fund by Transamerica High Yield Bond, and (ii) the subsequent liquidation of Transamerica Premier High Yield Bond Fund;

PROPOSAL 2:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Transamerica Premier Cash Reserve Fund, in exchange for shares of Transamerica Money Market to be distributed to the shareholders of Transamerica Premier Cash Reserve Fund and the assumption of all of the liabilities of Transamerica Premier Cash Reserve Fund by Transamerica Money Market, and (ii) the subsequent liquidation of Transamerica Premier Cash Reserve Fund; and

PROPOSAL 3:	Any other business that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS UPON WHICH YOU ARE BEING ASKED TO VOTE.

Shareholders of record as of the close of business on September 24, 2009 are entitled to vote at the meeting and any related follow-up meetings.

Your vote is very important regardless of the number of votes that you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your proxy card be returned promptly. For your convenience, you may also authorize your proxy by telephone or via the internet by following the enclosed instructions. If you authorize your proxy by telephone or via the internet, please do not return your proxy card unless you elect to change your vote.

If shareholders do not return their proxies in sufficient numbers, the Target Funds may be required to make additional solicitations.

By Order of the Board of Directors,

/s/  Dennis P. Gallagher

Dennis P. Gallagher
Vice President, General Counsel and Secretary

St. Petersburg, Florida
October 6, 2009

COMBINED PROXY STATEMENT
OF

TRANSAMERICA INVESTORS, INC.
on behalf of its Series:

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
TRANSAMERICA PREMIER CASH RESERVE FUND
(each, a “Target Fund” and together, the “Target Funds”)

AND
PROSPECTUS
OF

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA HIGH YIELD BOND
TRANSAMERICA MONEY MARKET
(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except as described herein.

This Proxy Statement/Prospectus sets forth information about the Destination Funds that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined Proxy Statement/Prospectus, dated October 6, 2009 (this “Proxy Statement/Prospectus”), is being furnished to shareholders of the Target Funds in connection with the solicitation by the Target Funds’ Board of Directors (the “Target Board” or the “Target Directors”) of proxies to be used at a Special Meeting of Shareholders of the Target Funds to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on November 16, 2009 at 11:00 a.m., Eastern Time. This Proxy Statement/Prospectus is being mailed to shareholders of the Target Funds on or about October 12, 2009.

Each Target Fund is a series of Transamerica Investors, Inc., an open-end management investment company organized as a Maryland corporation (the “Target Company”). Each Destination Fund is a series of Transamerica Funds, an open-end management investment company organized as a Delaware statutory trust (the “Destination Trust”).

This Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization (each, a “Plan”) that provides for the reorganization of your Target Fund into a corresponding Destination Fund (each, a “Reorganization”). A copy of the form of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A.

The following table indicates (a) which Proposal relates to which Target Fund and corresponding Destination Fund, (b) the corresponding Destination Fund shares that each Target Fund shareholder would receive if the Plan relating to such Target Fund is approved, (c) which Target Fund shareholders may vote on which Proposal, and (d) on what page of this Proxy Statement/Prospectus the discussion regarding each Proposal begins. The Proposals are numbered for convenience. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

Proposal	Target Fund & Shares	Destination Fund & Shares	Shareholders Entitled to Vote	Page

Proposal 1	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond	Transamerica Premier High Yield Bond Fund	3
	Investor Class	Class P
	Institutional Class	Class I
Proposal 2	Transamerica Premier Cash Reserve Fund	Transamerica Money Market	Transamerica Premier Cash Reserve Fund	19
	Investor Class	Class P

Please read this Proxy Statement/Prospectus, including Exhibit A and Exhibit B, carefully. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Target Fund’s Reorganization.

The date of this Proxy Statement/Prospectus is October 6, 2009.

For more complete information about each Fund, please read the Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s prospectus and statement of additional information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds).
Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds). See “Available Information.”
A statement of additional information for this Proxy Statement/Prospectus, dated October 6, 2009 (the “SAI”). The SAI contains additional information about the Target Funds and the Destination Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds). The SAI is incorporated by reference into this Proxy Statement/Prospectus.
To ask questions about this Proxy Statement/Prospectus.	Call the following toll-free telephone number: 1-888-456-7566.

The Target Funds’ prospectus and statement of additional information, each dated May 1, 2009, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A and Exhibit B, and the Funds’ prospectuses carefully for more complete information.

How Will the Reorganizations Work?

•	Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	In the Reorganization involving Transamerica Premier High Yield Bond Fund, Transamerica High Yield Bond will issue a number of its Class P and Class I shares, as applicable, to Transamerica Premier High Yield Bond Fund on the closing date of the Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of Transamerica Premier High Yield Bond Fund’s Investor Class and Institutional Class shares, respectively. In the Reorganization involving Transamerica Premier Cash Reserve Fund, Transamerica Money Market will issue a number of its Class P shares to Transamerica Premier Cash Reserve Fund on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of Transamerica Premier Cash Reserve Fund’s Investor Class shares.

•	Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•	The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund which, as is further discussed in this Proxy Statement/Prospectus, could be higher than those of the Target Fund, in the case of Transamerica High Yield Bond, and will be higher than those of the Target Fund, in the case of Transamerica Money Market.

•	Following the Reorganizations, Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Fund, AEGON USA Investment Management, LLC (“AUIM”) will continue to serve as sub-adviser to Transamerica High Yield Bond and Transamerica Investment Management, LLC (“TIM”) will continue to serve as sub-adviser to Transamerica Money Market.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

In addition to the Class I and Class P shares, as applicable, to be issued in the Reorganizations, each Destination Fund also offers Class A, Class B and Class C shares. This Proxy Statement/Prospectus relates only to the Destination Funds’ Class I and Class P shares, as applicable, to be issued to Target Fund shareholders in the Reorganizations.

Why did the Target Directors Recommend the Reorganizations?

In recommending the Reorganization of your Target Fund, the Target Board, including all of the Target Directors who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Funds, the Destination Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ principal underwriter and distributor (the “Independent Target Directors”), after careful consideration, has determined that the Reorganization is in the best interests of your Target Fund and will not dilute the interests of the existing shareholders of your Target Fund. The Target Board has made this determination based on various factors, which include those that are discussed in this Proxy Statement/Prospectus under each Proposal in the section entitled “Reasons for the Proposed Reorganization.”

Similarly, the Board of Trustees of each corresponding Destination Fund (the “Destination Board”), including all of the Trustees who are not “interested” persons (as defined in the 1940 Act) of the Target Funds, the Destination Funds, TAM or TCI (the “Independent Destination Trustees”), has approved the Reorganization with respect to the Destination Fund. The Destination Board has determined that the Reorganization is in the best interests of such Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Proxy Statement/Prospectus will be approximately $194,000. This cost will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and Destination Funds (and ultimately the shareholders of the Target Funds and Destination Funds), on the other. The share of the cost that is borne by the Funds will be allocated among the Funds in each Proposal on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of a Reorganization and, in the case of the Reorganization discussed in Proposal 2, all of the cost of the Reorganization, but in no event will the Funds’ share exceed 50% of such cost.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and corresponding Destination Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor in general your Target Fund will recognize gain or loss as a direct result of the Reorganization of your Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company, each Target Fund will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending on the Closing Date, to its shareholders shortly before the applicable Reorganization. If you hold shares in a Target Fund at that time, any such distribution may affect the amount, timing and character of taxable income that you realize in respect of your Target Fund shares. For more information, see “Tax Status of Each Reorganization” on page 33 of this Proxy Statement/Prospectus.

What Happens if the Reorganization is Not Approved?

If your Target Fund shareholders do not approve the applicable Reorganization, the meeting may be adjourned as to your Target Fund as more fully described in this Proxy Statement/Prospectus, and your Target Fund will continue to engage in business as a separate investment management company and the Target Board will consider what further action, if any, may be appropriate. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

Who is Eligible to Vote?

Shareholders of record of your Target Fund on September 24, 2009 (the “Record Date”) are entitled to attend and vote at the meeting or any adjourned meeting. On each Proposal with respect to a Target Fund, all shareholders of the Target Fund, regardless of the class of shares held, will vote together as a single class. Each shareholder of record of your Target Fund at the close of business on the Record Date is entitled to one vote for each share of the Target Fund held (with proportional fractional votes for fractional shares). Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will not be voted to approve the applicable Plan. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

TRANSAMERICA PREMIER HIGH YIELD BOND FUND
AND
TRANSAMERICA HIGH YIELD BOND

PROPOSAL 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Proxy Statement/Prospectus, after the discussion of the Proposals.

If Proposal 1 is approved, Transamerica Premier High Yield Bond Fund (the “Target Fund”) will be reorganized into Transamerica High Yield Bond (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its Class P and Class I shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Investor Class and Institutional Class shares, respectively.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Premier High Yield Bond Fund to Transamerica High Yield Bond

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

Investment objective	The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower- quality securities.	The Fund seeks a high level of current income by investing in high-yield debt securities.
Principal investment strategies and policies	The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds (below investment grade), commonly known as “junk bonds.” These are bonds rated below Baa by Moody’s or below BBB by Standard & Poor’s. The Fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), selects bonds that it believes are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.	The Fund’s sub- adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve this objective by principally investing at least 80% of the Fund’s net assets in a diversified portfolio of high-yield/high- risk bonds (commonly known as “junk bonds”).

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.
TIM uses a “bottom- up” approach to investing. TIM studies industry and economic trends, but focuses on researching individual issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

	To achieve the Fund’s goal, TIM’s fixed-	AUIM’s strategy is to achieve yields as high as possible while managing risk. AUIM uses a “top-down/bottom- up” approach in managing the Fund’s assets. The “top- down” approach is to adjust the risk profile of the Fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

income management team:

•   Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

• Employs research and credit analysts who seek to minimize purchasing bonds that default by assessing the likelihood of timely payment of interest and principal

• Invests Fund assets in convertible and other securities consistent with the objective of high total return

The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.	factors assists AUIM in its decisions regarding the Fund’s portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom- up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the Fund’s portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top- down” and “bottom- up” strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell Fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
Investment adviser	TAM
Sub-adviser	TIM	AUIM
Portfolio managers	Brian W. Westhoff, CFA Portfolio Manager (co-lead) Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003,	David R. Halfpap, CFA Senior Vice President — Portfolio Manager Iowa State University, B.S. 1974. Mr. Halfpap joined AUIM in 1975. He is

Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in business administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Kirk J. Kim
Portfolio Manager (co-lead)
Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in Finance from the University of Southern California and has 13 years of investment experience.

Peter O. Lopez
Portfolio Manager (co-lead)
 Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub- advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as a Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997 to 2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

Derek S. Brown, CFA
Portfolio Manager (co)
Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He	responsible for formulating and directing portfolio strategy and management for the Fund, the fixed-income portfolio of the AEGON USA Inc. Pension Trust and AEGON Financial Partners. He is a member of the Portfolio Managers Group and the Pension Investment Policy Committee with asset management experience spanning equities, high-yield bonds and investment-grade corporate bonds. Mr. Halfpap is a member of the CFA Institute and a former director of the Iowa Society of the Institute.

Bradley J. Beman, CFA, CPA
Senior Vice President, Director — High Yield
 University of Northern Iowa, B.A. 1987; University of Iowa, M.B.A. 1991. Mr. Beman joined AUIM in 1988 after working in various capacities with AEGON USA and Life Investors. Prior to his current role, Mr. Beman held various investment responsibilities ranging from Fixed Income Analyst to Director of Credit Research. Mr. Beman currently manages the Public High Yield Portfolio and is co-portfolio manager of the Fund. He also provides oversight for additional asset classes within the Public Fixed Income area.

Benjamin D. Miller, CFA
High Yield Portfolio Manager
University of Northern Iowa, B.A.; University of Iowa, M.B.A. Mr. Miller joined AUIM in 1993 working as a Private Placement research analyst. Prior to his current role, Mr. Miller worked in various credit research roles in the corporate bond department at AUIM. His current responsibilities include high yield trading and portfolio management for the AEGON USA High Yield General Portfolio, as well as the Fund.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

manages mutual funds, sub-advised funds and institutional accounts in TIM’s Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Greg D. Haendel, CFA
Portfolio Manager (co)
	Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

	The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Business	The Fund is a diversified series of Transamerica Investors, Inc. (the “Target Company”), an open-end management investment company organized as a Maryland corporation.	The Fund is a diversified series of Transamerica Funds (the “Destination Trust”), an open-end management investment company organized as a Delaware statutory trust.
Net assets (as of June 30, 2009)	$86,633,109	$457,640,177

Classes of Shares, Fees and Expenses

Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

Investor Class and Class P sales charges and fees	Investor Class/Class P shares are offered without an initial sales charge.
Investor Class/Class P shares are not subject to a contingent deferred sales charge.
Investor Class/Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.
Institutional Class and Class I sales charges and fees	Institutional Class/Class I shares are offered without an initial sales charge.
Institutional Class/Class I shares are not subject to a contingent deferred sales charge.
Institutional Class/Class I shares are not subject to distribution and service (12b-1) fees.
Advisory fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.53%.

For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.53% and 0.53% of average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively, after reimbursement and/or fee waivers.
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.59% for the first $400 million of assets in the Fund;

• 0.575% of assets over $400 million up to $750 million; and

• 0.55% of assets over $750 million.

For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.59% of the Fund’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets. TAM pays TIM out of the advisory fee it receives with respect to the Fund (net of any fees waived by TAM), and only to the extent thereof.	The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.28% for the first $400 million of assets in the Fund;

• 0.25% of assets over $400 million up to $750 million; and

• 0.20% of assets over $750 million.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

Fee waiver and expense limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.90% and 0.65% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.90% or 0.65%, as applicable (other than interest, taxes, brokerage commissions and extraordinary expenses).
Contractual arrangements have been made with TAM through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total expenses exceed 1.24% of average daily net assets attributable to Class I shares, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Fund operating expenses are less than 1.24% of average daily net assets, excluding certain extraordinary expenses.

TAM has contractually agreed to limit ordinary operating expense to the extent required to reduce the combined Destination Fund’s net expenses to 0.90% of the average daily net assets attributable to Class P shares of the combined Destination Fund, excluding certain extraordinary expenses. Assuming the shareholders of your Target Fund approve the Reorganization, this expense limitation will be in effect for the combined Destination Fund through March 1, 2011.

For a comparison of the gross and net expenses of both Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section starting on page 13.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. The value of a Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Since each Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer’s non-payment of principal or interest; and its performance is subject to more variance due to market conditions, than a fund investing in higher-rated bonds. You should carefully assess the risks associated with an investment in the Funds.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by a Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	High-Yield Debt Securities. High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund, like the Funds, with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value.

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by a Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities.

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes.

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The Target Fund is also subject to the following additional principal risks:

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Target Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Target Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Target Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Target Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Target Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Target Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Target Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Target Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Target Fund’s investments in foreign currency denominated securities may reduce the returns of the Target Fund.

•	Focused Investing. To the extent the Target Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund’s Institutional Class shares and the Destination Fund’s Class I shares has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of a broad measure of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. The Target Fund’s Investor Class shares and the Destination Fund’s Class P shares will have different performance because they have different expenses than the Target Fund’s Institutional Class shares and the Destination Fund’s Class I shares. No performance information is presented for the Destination Fund’s Class P shares because Class P shares are newly offered. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Fund and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier High Yield Bond Fund’s Annual Returns — Institutional Class Shares
(years ended December 31)

Best calendar quarter: 6.60% for quarter ended 6/30/2003

Worst calendar quarter: (18.29)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 25.33%.

Transamerica High Yield Bond’s Annual Returns — Class I Shares
(years ended December 31)

Best calendar quarter: 4.19% for quarter ended 12/31/2006

Worst calendar quarter: (16.73)% for quarter ended 12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 28.17%.

Transamerica Premier High Yield Bond Fund’s Average Annual Total Returns
(for periods ended December 31, 2008)(1)

	1 Year	5 Years	10 Years

Investor Class
Return before taxes	(25.19)%	(1.40)%	1.53%
Return after taxes on distributions(2)	(27.51)%	(3.86)%	(1.42)%
Return after taxes on distributions and sale of Fund shares(2)	(16.06)%	(2.34)%	(0.31)%
Institutional Class
Return before taxes	(25.13)%	(1.17)%	1.74%
Return after taxes on distributions(2)	(27.53)%	(3.75)%	(1.32)%
Return after taxes on distributions and sale of Fund shares(2)	(16.01)%	(2.20)%	(0.20)%
Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index(3)	(23.63)%	(0.28)%	2.47%
Merrill Lynch U.S. High Yield Cash Pay Index(4)	(26.21)%	(0.84)%	2.27%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(4)	Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica High Yield Bond’s Average Annual Total Returns
(for periods ended December 31, 2008)(1)

	1 Year	Life of Class(2)

Class I
Return before taxes	(24.98)%	(2.94)%
Return after taxes on distributions(3)	(27.35)%	(5.43)%
Return after taxes on distributions and sale of Fund shares(3)	(15.97)%	(3.65)%
Merrill Lynch U.S. High Yield Cash Pay Index(4)	(26.21)%	(3.01)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

(2)	Class I commenced operations on November 8, 2004.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	Merrill Lynch U.S. High Yield Cash Pay Index is a widely recognized, unmanaged index of market performance that is a market value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

				Combined						Combined
	Transamerica			Transamerica		Transamerica				Transamerica
	Premier High		Transamerica	High Yield		Premier High		Transamerica		High Yield
	Yield Bond		High Yield	Bond		Yield Bond		High Yield		Bond
	Fund		Bond	(Pro Forma)		Fund		Bond		(Pro Forma)
	Investor					Institutional
	Class		Class P(1)	Class P		Class		Class I		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None	None		None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None	None		None		None		None
Redemption fee (as a % of amount redeemed)	None		None	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.53%		N/A	0.59%		0.53%		0.59%		0.59%
Distribution and Service (12b-1) Fees	0.25%		N/A	0.25%		0.00%		0.00%		0.00%
Other Expenses	0.64%		N/A	0.28%		0.14%		0.07%		0.08%

Total Annual Fund Operating Expenses	1.42%		N/A	1.12%		0.67%		0.66%		0.67%

Expense Reduction	0.52	%(2)	N/A	0.22	%(3)	0.02	%(2)	0.00	%(4)	0.00	%(4)
Net Operating Expenses	0.90%		N/A	0.90%		0.65%		0.66%		0.67%

(1)	Because Class P shares are newly offered, no fee and expense information is available for Class P shares for the twelve-month period ended April 30, 2009.

(2)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.90% and 0.65% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.90% or 0.65%, as applicable (other than interest, taxes, brokerage commissions and extraordinary expenses).

(3)	TAM has contractually agreed to limit ordinary operating expense to the extent required to reduce the Fund’s net expenses to 0.90% of the average daily net assets attributable to Class P shares of the Fund, excluding certain extraordinary expenses. Assuming the Reorganization occurs, this expense limitation will be in effect for the combined Fund through March 1, 2011.

(4)	Contractual arrangements have been made with TAM through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total expenses exceed 1.24% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.24% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Funds. The example is for comparison purposes only and is not a representation of either Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

			Combined
			Transamerica
Number of Years	Transamerica Premier	Transamerica High	High Yield Bond
You Own your Shares	High Yield Bond Fund	Yield Bond	(Pro Forma)

Investor Class/Class P
Year 1	$92	N/A	$92
Year 3	$398	N/A	$334
Year 5	$727	N/A	$596
Year 10	$1,657	N/A	$1,343

Institutional Class/Class I
Year 1	$66	$67	$68
Year 3	$212	$211	$214
Year 5	$371	$368	$373
Year 10	$833	$822	$835

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s most recent fiscal year ended December 31, 2008, the Target Fund’s portfolio turnover rate was 82% of the average value of its portfolio. During the Destination Fund’s most recent fiscal year ended October 31, 2008, the Destination Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization and, in the case of the Target Fund, to recommend their approval to shareholders of the Target Fund, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the investment advisory fees payable by the Destination Fund are higher than the advisory fees payable by the Target Fund but that, based on the pro forma expense information provided by TAM, gross expense ratios of the combined Destination Fund are expected to be the same or lower for each class of shares of the combined Destination Fund as the corresponding class of shares of the Target Fund. Furthermore, the Board Members considered that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class I of the Destination Fund exceed certain operating expense levels. The Board Members noted that the fees and net expenses of the Target Fund are lower than those of the Destination Fund. The Board Members further noted that the predecessor adviser to the Target Fund had kept fees and expenses low in an attempt to attract assets. Management determined that this business strategy is not economically viable in the long run and, thus, recommends the proposed Reorganization, subject to the approval of the Target Fund’s shareholders. After taking into consideration these factors, as well as the other factors discussed herein, the Board Members determined that the proposed Reorganization would be in the best interests of the Target Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the performance of the Funds was generally comparable over the 1-, 3-, 5- and 10-year periods ended February 28, 2009. The Board Members noted that the Destination Fund’s performance was higher than the Target Fund’s performance for that 10-year period and that the Target Fund’s performance was higher than the Destination Fund’s performance for the 1-, 3- and 5-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
	Transamerica		Transamerica High
	Premier High Yield	Transamerica High	Yield Bond
	Bond Fund	Yield Bond	(Pro Forma)

Net Assets
Class A	—	$53,006,943.50	$53,006,943.50
Class B	—	$11,667,282.35	$11,667,282.35
Class C	—	$17,810,794.31	$17,810,794.31
Investor Class/Class P	$63,744,863.75	—	$63,744,863.75
Institutional Class/Class I	$38,036,270.28	$427,193,541.94	$465,229,812.22

Total Net Assets of Fund	$101,781,134.03	$509,678,562.10	$611,459,696.13

Net Asset Value Per Share
Class A	—	$8.02	$8.02
Class B	—	$8.02	$8.02
Class C	—	$8.00	$8.00
Investor Class/Class P	$6.39	—	$6.39
Institutional Class/Class I	$6.32	$8.08	$8.08

Shares Outstanding
Class A	—	6,605,823.434	6,605,823.434
Class B	—	1,455,186.829	1,455,186.83
Class C	—	2,226,074.335	2,226,074.34
Investor Class/Class P	9,972,486.343	—	9,972,486.343
Institutional Class/Class I	6,019,466.160	52,894,648.821	57,606,401.637

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the Target Fund shareholders and information concerning the meeting of your Target Fund shareholders, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of Proposal 2.

TARGET BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Target Board, including the Independent Target Directors, has approved the Reorganization. In particular, the Target Directors have determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Destination Board, including all of the Independent Destination Trustees, has approved the Reorganization with respect to the Destination Fund. The Destination Board has determined that the Reorganization is in the best interests of the Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

The Target Board and the Destination Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Target Board and the Destination Board based their respective determinations on such considerations, although the Target Board and the Destination Board did not identify any consideration or particular information that was controlling of their respective determinations.

THE TARGET DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF YOUR TARGET FUND VOTE “FOR” PROPOSAL 1 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TRANSAMERICA PREMIER CASH RESERVE FUND
AND
TRANSAMERICA MONEY MARKET

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Proxy Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of Each Agreement and Plan of Reorganization” in the back of this Proxy Statement/Prospectus, after the discussion of the Proposals.

If Proposal 2 is approved, Transamerica Premier Cash Reserve Fund (the “Target Fund”) will be reorganized into Transamerica Money Market (the “Destination Fund” and, together with the Target Fund, the “Funds”), and the Destination Fund will issue a number of its Class P shares to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Investor Class shares.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”), have the same sub-adviser and have the same investment objective and similar principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the two Funds. In each table below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Premier Cash Reserve Fund to Transamerica Money Market

	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Investment objective	The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.
Principal investment strategies and policies
The Fund is a money market fund. It invests primarily in a diversified selection of high-quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. The sub-adviser, Transamerica Investment Management, LLC (“TIM”), looks for securities with minimal credit risk. The Fund maintains an average maturity of 90 days or less.

To achieve its goal, the Fund invests primarily in:

• Short-term corporate obligations, including commercial paper, notes and bonds

• Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities

• Obligations of U.S. and foreign banks or their foreign branches, and U.S. savings banks

• Repurchase agreements involving any of the securities mentioned above

The Fund’s sub-adviser, TIM, seeks to achieve this objective by investing substantially all of the Fund’s assets in accordance with Rule 2a-7 under the 1940 Act in the following U.S. dollar-denominated instruments:

• Short-term corporate obligations, including commercial paper, notes and bonds

• Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

• Investing in securities which TIM believes present minimal credit risk; and

	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

The Fund seeks to maintain a stable net asset value of $1.00 per share by:

• Investing in securities which present minimal credit risk

• Maintaining the average maturity of obligations held in the Fund’s portfolio at 90 days or less

There can be no assurance that the Fund will maintain a net asset value of $1.00 per share.

Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the Fund are determined by TIM to present minimal credit risks.

To the extent that the portfolio has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
• Maintaining the average maturity of obligations held in the fund’s portfolio at 90 days or less.

Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the Fund are determined by the fund manager to present minimal credit risks.

To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment adviser	TAM
Sub-adviser	TIM
Business	The Fund is a diversified series of Transamerica Investors, Inc. (the “Target Company”), an open-end management investment company organized as a Maryland corporation.	The Fund is a diversified series of Transamerica Funds (the “Destination Trust”), an open-end management investment company organized as a Delaware statutory trust.
Net assets (as of June 30, 2009)	$52,699,701	$283,102,651

Classes of Shares, Fees and Expenses

Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Investor Class and Class P sales charges and fees	Investor Class/Class P shares are offered without an initial sales charge.

Investor Class/Class P shares are not subject to a contingent deferred sales charge.

Investor Class/Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.10% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Investor Class/Class P shares do not currently pay 12b-1 fees because the Fund’s distributor has agreed to waive the distribution fees for the Fund until at least April 30, 2010. This fee waiver may be terminated at any time without notice after April 30, 2010.

	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Advisory fees
TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.33%.

For the fiscal year ended December 31, 2008, the Fund paid an advisory fee of 0.01% of the Fund’s average daily net assets, after reimbursement and/or fee waivers.

TAM receives compensation, calculated daily and paid monthly, from the Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.40%.

For the fiscal year ended October 31, 2008, the Fund paid an advisory fee of 0.40% of the Fund’s average daily net assets.

Sub-adviser fees	The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets. TAM pays TIM out of the advisory fee it receives with respect to the Fund (net of any fees waived by TAM), and only to the extent thereof.	The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.15%.
Fee waiver and expense limitations
Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.25%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.25% (other than interest, taxes, brokerage commissions and extraordinary expenses).

In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Fund to TAM or its affiliates. There is no guarantee that the Fund will be able to avoid a negative yield.

Contractual arrangements have been made with TAM through March 1, 2011 to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 0.48%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%, excluding 12b-1 fees and extraordinary expenses.

In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Fund to TAM or its affiliates. There is no guarantee that the Fund will be able to avoid a negative yield.

For a comparison of the gross and net expenses of both Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section starting on page 24.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have the same investment objective and similar principal investment strategies and policies, they are subject to similar principal risks. An investment in the Target Fund or the Destination Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the Funds. Each Fund could underperform other short-term debt instruments or money market funds.

Each Fund is subject to the following principal risks:

•	Market. A decline in the market value of a Fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the Fund, or its yield, to decline.

•	Interest Rates. The interest rates on short-term obligations held in a Fund’s portfolio will vary, rising or falling with short-term interest rates generally. A Fund’s yield will tend to lag behind general changes in interest rates.

Each Fund could lose money or underperform other short-term debt instruments or money market funds. When interest rates increase, the value of a Fund’s investments will decline. A decrease in interest rates will result in a lower yield and, when interest rates are very low, a Fund’s expenses could absorb all or a significant portion of the Fund’s income.

The ability of a Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•	Default or Credit Risk. Each Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. If an obligor for a security held by a Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly.

A Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If a Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The credit quality of a Fund’s securities may change rapidly, particularly during periods of market turmoil. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause the portfolio’s share price to go down.

•	Bank Obligations. If a Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•	Yield Fluctuations. Each Fund invests in short-term money market instruments. As a result, the amount of income paid to you by your Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if a Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 net asset value per share.

•	Redemption. Each Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in a Fund could have an adverse impact on the remaining shareholders in the Fund.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Target Fund’s Investor Class shares and the Destination Fund’s Class A shares has varied from year to year for 10 years or since inception, as applicable, and demonstrate the average total returns of each Fund’s applicable class of shares for different periods. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. The Destination Fund’s Class P shares will have different performance because they have different expenses than the Destination Fund’s Class A shares. No performance information is presented for the Destination Fund’s Class P shares because Class P shares are newly offered. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Fund and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Cash Reserve Fund’s Annual Returns — Investor Class Shares
(years ended December 31)

Best calendar quarter: 1.63% for quarter ended 9/30/2000

Worst calendar quarter: 0.20% for quarter ended 3/31/2004

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 0.22%.

Transamerica Money Market’s Annual Returns — Class A Shares
(years ended December 31)

Best calendar quarter: 1.15% for quarter ended 9/30/2006

Worst calendar quarter: 0.06% for quarter ended 9/30/2003

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 0.03%.

Transamerica Premier Cash Reserve Fund’s Average Annual Total Returns
(for periods ended December 31, 2008)(1)

	1 Year	5 Years	10 Years

Investor Class
Return before taxes	2.57%	3.35%	3.47%

(1)	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

Note:	The current day and seven-day effective yields were 1.73% and 1.63% for the Investor Class, respectively, as of December 31, 2008. You can get current yield information for the Target Fund by calling 1-800-89-ASK-US.

Transamerica Money Market’s Average Annual Total Returns
(for periods ended December 31, 2008)(1)

	1 Year	5 Years	Life of Class(2)

Class A
Return before taxes	1.98%	2.77%	2.16%

(1)	Actual returns may depend on the investor’s individual tax situation.

(2)	Class A commenced operations on March 1, 2002.

Note:	The seven-day effective yield was 1.92% for the Class A shares as of October 31, 2008. Call Customer Service (1-888-233-4339) for the current 7-day yield.

The Funds’ Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

				Combined
	Transamerica			Transamerica
	Premier Cash		Transamerica	Money Market
	Reserve Fund		Money Market	(Pro Forma)
	Investor Class		Class P(1)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None	None
Maximum deferred sales charge (load) (as a % of offering price)	None		None	None	(2)
Redemption fee (as a % of amount redeemed)	None		None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.33%		N/A	0.40%
Distribution and Service (12b-1) Fees	0.00	%(2)	N/A	0.00	%(2)
Other Expenses	0.28	%(3)	N/A	0.20%

Total Annual Fund Operating Expenses	0.61	%(3)	N/A	0.60%

Expense Reduction	0.33	%(4)(5)	N/A	0.12	%(4)(6)
Net Operating Expenses	0.28	%(3)	N/A	0.48%

(1)	Because Class P shares are newly offered, no fee and expense information is available for Class P shares for the twelve-month period ended April 30, 2009.

(2)	The annual 12b-1 fee is 0.10% of the average daily net assets of each Fund. The Fund’s distributor has agreed to waive the 12b-1 fees for the Fund until at least April 30, 2010. This fee waiver may be terminated at any time without notice after April 30, 2010.

(3)	Inclusive of additional costs associated with participating in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The impact of this expense is 0.03%, which is not reimbursed by TAM. The Program was in effect through September 18, 2009.

(4)	In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of each Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by a Fund to TAM or its affiliates. There is no guarantee that a Fund will be able to avoid a negative yield.

(5)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.25%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.25% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(6)	Contractual arrangements have been made with TAM through March 1, 2011 to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 0.48%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%, excluding 12b-1 fees and extraordinary expenses.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Funds. The example is for comparison purposes only and is not a representation of either Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only. The example assumes that the expense of the Program will only be in effect for Year 1.

			Combined
			Transamerica Money
Number of Years	Transamerica Premier	Transamerica Money	Market
You Own your Shares	Cash Reserve Fund	Market	(Pro Forma)

Investor Class/Class P
Year 1	$29	N/A	$52
Year 3	$153	N/A	$180
Year 5	$291	N/A	$323
Year 10	$694	N/A	$737

Reasons for the Proposed Reorganization

The Board of the Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization and, in the case of the Target Fund, to recommend their approval to shareholders of the Target Fund, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better conditions and prices on trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma net expense ratio of the combined Destination Fund is expected to be higher for Class P shares of the combined Destination Fund as compared to the corresponding class of shares of the Target Fund. The Board Members noted that the lower historical net expense ratio of the Target Fund Investor Class shares was due to a below market contractual expense limitation agreement with TAM that has been in place for a number of years, and that TAM did not intend to continue to subsidize the Target Fund beyond April 30, 2010 because such undertaking is not economically viable for TAM. The Board Members considered TAM’s expectation that gross expense levels would generally remain the same and that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total operating expenses of Class P of the Destination Fund exceed certain operating expense levels. The Board Members noted that the fees and expenses of the Target Fund are lower than those of the Destination Fund. The Board Members further noted that the predecessor adviser to the Target Fund had kept fees and expenses below market in an attempt to attract assets. Management determined that this business strategy is not economically viable in the long run and, thus, recommends the proposed Reorganization, subject to the approval of the Target Fund’s shareholders. After taking into consideration these factors, as well as the other factors discussed herein, the Board Members determined that the proposed Reorganization would be in the best interests of the Target Fund.

•	The Board Members considered TAM’s belief that the embedded losses in each Fund were immaterial.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be borne by TAM, and not by the Target Fund or the Destination Fund.

Investment Performance

•	The Board Members noted that the performance of the Funds was generally comparable over the 1-, 3- and 5-year periods February 28, 2009. The Board Members noted that the Target Fund’s performance was higher than the Destination Fund’s performance for those 1-, 3- and 5-year periods. However, the Board Members noted that the current investment adviser and sub-adviser of the Target Fund will continue to provide investment advisory services to the combined Destination Fund. In addition, the Board Members noted that the Target Fund’s higher performance is due, in part, to the below market contractual expense limitation agreement with TAM that is not expected to be extended beyond April 30, 2010. The Board Members also considered TAM’s belief that the combined Destination Fund is well-positioned for improved performance, benefiting from the long-term economies of scale that may result from consummation of the Reorganization.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of both Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period.

			Combined
	Transamerica		Transamerica
	Premier Cash	Transamerica	Money Market
	Reserve Fund	Money Market	(Pro Forma)

Net Assets
Class A	—	$141,273,070.55	$141,273,070.55
Class B	—	$38,948,693.73	$38,948,693.73
Class C	—	$56,997,830.70	$56,997,830.70
Investor Class/Class P	$51,157,817.56	—	$51,157,817.56
Class I	—	$36,989,628.89	$36,989,628.89

Total Net Assets of Fund	$51,157,817.56	$274,209,223.87	$325,367,041.43
Net Asset Value Per Share
Class A	—	$1.00	$1.00
Class B	—	$1.00	$1.00
Class C	—	$1.00	$1.00
Investor Class/Class P	$1.00	—	$1.00
Class I	—	$1.00	$1.00
Shares Outstanding
Class A	—	141,281,316.186	141,281,316.186
Class B	—	38,949,369.612	38,949,369.612
Class C	—	56,993,604.386	56,993,604.386
Investor Class/Class P	51,159,094.630	—	51,159,094.630
Class I	—	36,990,553.440	36,990,553.440

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

Each of the Funds was a participant in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program seeks to guarantee the $1.00 net asset value of amounts invested in participating money market funds as of September 19, 2008. The Program was effect through September 18, 2009. Each Fund previously paid fees in the combined amount of 0.040% of the Fund’s net asset value as of the close of business on September 19, 2008 to participate in the Program through September 18, 2009. These expenses were borne by each Fund without regard to any expense limitation agreement in effect.

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, voting rights and required vote from the Target Fund shareholders and information concerning the meeting of your Target Fund shareholders, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of this Proposal 2.

TARGET BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described above, the Target Board, including the Independent Target Directors, has approved the Reorganization. In particular, the Target Directors have determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Destination Board, including all of the Independent Destination Trustees, has approved the Reorganization with respect to the Destination Fund. The Destination Board has determined that the Reorganization is in the best interests of the Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

The Target Board and the Destination Board evaluated the considerations described above, among others, which they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Target Board and the Destination Board based their respective determinations on such considerations, although the Target Board and the Destination Board did not identify any consideration or particular information that was controlling of their respective determinations.

THE TARGET DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF YOUR TARGET FUND VOTE “FOR” PROPOSAL 2 TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Each Target Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. Each Reorganization is expected to result in limitations on the applicable Destination Fund’s ability to use carryforwards of the corresponding Target Fund and potentially, in the case of the Reorganization involving Transamerica Premier High Yield Bond Fund, on Transamerica High Yield Bond’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired. Those limitations, imposed by Section 382 of the Code, will apply if the shareholders of the Target Fund own less than 50% of the corresponding Destination Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following a Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service (“IRS”), in effect at the time of the Reorganization.

As of December 31, 2008, the Target Funds had the following unused capital loss carryforwards:

	Expiring	Expiring in	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
Fund	in 2009	2010	in 2011	in 2012	in 2013	in 2014	in 2015	in 2016	Total

Transamerica Premier High Yield Bond Fund	$2,692,605	$17,818,720	—	—	—	—	$441,234	$6,194,341	$27,146,900
Transamerica Premier Cash Reserve Fund	—	—	—	—	—	$121	$40	$1,266	$1,427

The Reorganization would affect the use of these loss carryforwards in the following manner: (1) the loss carryforwards, to the extent utilizable, will benefit the shareholders of the combined Destination Fund, rather than only the shareholders of the applicable Target Fund; (2) if limited by the Section 382 rules described above, the amount of a Target Fund’s capital loss carryforwards (and, in the case of the Reorganization involving Transamerica Premier High Yield Bond Fund, potentially any unrealized capital losses, to the extent realized within five years) that can be utilized in any taxable year will be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the aggregate net asset value of the Target Fund at the time of Reorganization (approximately $4,556,005 per year for Transamerica Premier High Yield Bond Fund and $2,291,870 (an amount that substantially exceeds the applicable carryforwards) per year for Transamerica Premier Cash Reserve Fund based on data as of August 6, 2009); and (3) if your Target Fund’s Reorganization closes on a date other than its regular year end, it will cause the Target Fund’s capital loss carryforwards to expire earlier than the time they otherwise would have expired. These rules may cause a significant percentage of Transamerica Premier High Yield Bond Fund’s tax capital loss carryforwards to expire unutilized.

If a Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward or net operating loss of that Destination Fund or Target Fund, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the Reorganization.

By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Fund’s Reorganization did not occur.

Since the Reorganizations are not expected to close until November 20, 2009, the capital loss carryforwards and limitations described above may change between now and the completion of the Reorganizations. Further, the ability of each Destination Fund to use these losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of each Destination Fund’s shareholders (including former shareholders of the corresponding Target Fund), management will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Target Fund. It is possible that there may be dispositions of some of the portfolio securities of one or both Target Funds following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Fund.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	The Reorganizations are scheduled to occur as of the close of business on November 20, 2009, but may occur on such later date as the parties may agree to in writing.

•	On the Closing Date, each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	In the Reorganization involving Transamerica Premier High Yield Bond Fund, Transamerica High Yield Bond will issue a number of its Class P and Class I shares, as applicable, to Transamerica Premier High Yield Bond Fund on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of Transamerica Premier High Yield Bond Fund’s Investor Class and Institutional Class shares, respectively. In the Reorganization involving Transamerica Premier Cash Reserve Fund, Transamerica Money Market will issue a number of its Class P shares to Transamerica Premier Cash Reserve Fund on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of Transamerica Premier Cash Reserve Fund’s Investor Class shares.

•	Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will be terminated after the Closing Date.

•	The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund which, as is further discussed in this Proxy Statement/Prospectus, could be higher than those of the Target Fund, in the case of Transamerica High Yield Bond, and will be higher than those of the Target Fund, in the case of Transamerica Money Market.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Fund, AUIM will continue to serve as sub-adviser to Transamerica High Yield Bond and TIM will continue to serve as sub-adviser to Transamerica Money Market.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Agreement and Plan of Reorganization

The shareholders of each Target Fund are being asked to approve an Agreement and Plan of Reorganization (each, a “Plan”) substantially in the form attached as Exhibit A to this Proxy Statement/Prospectus, which is incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value.  If a Reorganization is approved, the applicable Destination Fund will deliver to the corresponding Target Fund a number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of such Destination Fund shall be computed using the Destination Funds’ valuation procedures and the net asset value per share of each class of such Target Fund shall be computed using the Target Funds’ valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing a Reorganization.  The obligation of each Fund to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

The obligations of a Destination Fund and a corresponding Target Fund are subject to the approval of the applicable Plan by the necessary vote of the outstanding shares of the Target Fund with respect to the Reorganization of that Target Fund, in accordance with the provisions of the Target Company’s charter and bylaws and applicable state law (see Section 8.1 of the form of Plan attached as Exhibit A). The Funds’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.5 of the form of Plan attached as Exhibit A).

Termination of a Plan.  The Target Board or the Destination Board may terminate a Plan (even if the shareholders of the relevant Target Fund have already approved it) at any time before the Closing Date, if such Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations.  The expenses incurred in connection with the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and Destination Funds, on the other, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF EACH REORGANIZATION

Each Reorganization is conditioned upon the receipt by the Target Company and the Destination Trust of an opinion from Bingham McCutchen LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•	The transfer of all of the applicable Target Fund’s assets to the Destination Fund in exchange solely for the issuance of the Destination Fund shares to the Target Fund and the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Destination Fund upon receipt of the assets of the corresponding Target Fund and the assumption by such Destination Fund of all of the liabilities of the Target Fund;

•	The tax basis of the assets of the applicable Target Fund in the hands of the corresponding Destination Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•	The holding period of each asset of the applicable Target Fund in the hands of the corresponding Destination Fund will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Target Fund upon the transfer of its assets to the corresponding Destination Fund in exchange for the Destination Fund shares and the assumption by such Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•	No gain or loss will be recognized by the applicable Target Fund shareholders upon the exchange of their Target Fund shares solely for the shares of the corresponding Destination Fund as part of the Reorganization;

•	The aggregate tax basis of the applicable Destination Fund shares received by each shareholder of the corresponding Target Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•	The holding period of applicable Destination Fund shares received by a Target Fund shareholder will include the holding period of the shares of the Target Fund that were surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Target Company, on behalf of the applicable Target Fund, and of the Destination Trust, on behalf of the applicable Destination Fund.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date

(computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Fund is estimated as of August 7, 2009 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Fund’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Distribution Amount
Fund	(per Share)

Transamerica Premier High Yield Bond Fund	$0.034720000
Transamerica Premier Cash Reserve Fund	$0.000000440

Such distributions may result in taxable income to a Target Fund shareholder.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

Each shareholder of record of a Target Fund at the close of business on the Record Date is entitled to one vote for each share of the Target Fund held (with proportional fractional votes for fractional shares). A quorum is required to conduct business at the meeting. With respect to each Target Fund, presence in person or by proxy of shareholders entitled to cast a majority in number of votes entitled to be cast shall be necessary to constitute a quorum for the transaction of business. With respect to a Target Fund, approval of each of Proposals 1 and 2, as applicable, requires, if a quorum is present at the meeting, the vote of “a majority of the outstanding voting securities” of that Target Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund.

The table below shows how Target Fund shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Signed Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.
Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Target Fund shareholders may continue to vote, and votes will be included in the tabulation, up until the date and time of the meeting, 11:00 a.m., Eastern Time, on November 16, 2009.

If the required approval of shareholders of a Target Fund is not obtained, the meeting may be adjourned as to that Target Fund as more fully described in this Proxy Statement/Prospectus, and the Target Fund will continue to engage in business as a separate investment management company and the Target Board will consider what further action, if any, may be appropriate.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental investment restrictions for each Target Fund and each Destination Fund. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Proxy Statement/Prospectus.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond
	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Borrowing	Each Target Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Senior Securities	Each Target Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond
	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Underwriting	Each Target Fund may not act as an underwriter of securities, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) except as permitted under the Securities Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Target Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Target Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.	Each Destination Fund may not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Destination Fund may be deemed to be an underwriter within the meaning of the 1933 Act, each Destination Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
Real Estate	Each Target Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Target Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.	Each Destination Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Destination Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.
Lending	Each Target Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond
	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Concentration
For Transamerica Premier High Yield Bond Fund only:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.
Each Destination Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

For Transamerica Premier Cash Reserve Fund only:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities, except that the Fund may invest without limitation in obligations issued by banks.

Commodities	Each Target Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Destination Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

	Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond
	Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Diversification	No stated policy. However, each Target Fund is currently classified as a diversified fund under the 1940 Act. This means that each Target Fund may not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or any certificate of deposit thereof, and securities of other investment companies) if, as a result, with respect to 75% of the value of its total assets, (a) more than 5% of the value of each Target Fund’s total assets would be invested in securities of that issuer, or (b) each Target Fund would hold more than 10% of the outstanding voting securities of that issuer. The 1940 Act requires any change from diversified to non-diversified status of a Fund to be approved in advance by Fund shareholders.	Each Destination Fund shall be a “diversified company” as that term is defined in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

BUYING, SELLING AND EXCHANGING OF FUND SHARES

The following is a comparison of how shareholders may buy, sell and exchange shares of the Target Funds and the Destination Funds and how each Fund determines its net asset value.

	Target Funds	Destination Funds

Buying Shares
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

Target Fund shares may be purchased by check, by Automatic Investment Plan, by telephone, through an authorized dealer, by the internet, by payroll deduction and by wire transfer.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

The Target Company reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

The Target Company or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.

Investors may purchase shares of the Destination Funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

Destination Fund shares may be purchased by check, by Automatic Investment Plan, by telephone, through an authorized dealer, by the internet, by payroll deduction and by wire transfer.

Class P shares of the Destination Funds are available only to former investors in Investor Class shares of the Transamerica Premier Funds.

Class I shares of the Destination Funds are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Shares of the Destination Funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with the Destination Trust or its agents.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

The Destination Trust reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

	Target Funds	Destination Funds

The Destination Trust or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, the Destination Trust and each of the Destination Funds reserves the right to discontinue offering shares at any time or to cease operating entirely.
Minimum Initial Investment
Investor Class shares:
The minimum initial investment (per fund account) must be $1,000 for regular accounts, $250 for IRAs (traditional and Roth) and Coverdell ESAs, $250 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 for payroll deduction and automatic investment plan accounts.

The Target Company reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Institutional Class shares:
The minimum investment is $1,000,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.

The minimum initial investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with the Target Company and certain qualified retirement plans, excluding IRAs.

Class A, Class B, Class C and Class P shares:
The minimum initial investment (per fund account) must be $1,000 for regular accounts, $1,000 for IRAs (traditional and Roth) and Coverdell ESAs, $1,000 for employer-sponsored retirement plans (includes 403(b), SEP and SIMPLE IRA plans), $1,000 for UGMA or UTMA accounts, and $500 for payroll deduction and automatic investment plan accounts.

The Destination Trust reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with the Destination Trust or TCI, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code.

Class I shares:
No minimum initial investment requirements.

	Target Funds	Destination Funds

Minimum Subsequent Investment
Investor Class shares:
The minimum subsequent investment (per fund account) must be $50 for regular accounts, $50 for IRAs (traditional and Roth) and Coverdell ESAs, $50 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 (minimum per monthly fund account investment) for payroll deduction and automatic investment plan accounts.

The minimum subsequent investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with the Target Company and certain qualified retirement plans, excluding IRAs.

Institutional Class shares:
No minimum subsequent investment requirements.

Class A, Class B, Class C and Class P shares:
The minimum subsequent investment (per fund account) must be $50 for regular accounts, $50 for IRAs (traditional and Roth) and Coverdell ESAs, $50 for employer-sponsored retirement plans (includes 403(b), SEP and SIMPLE IRA plans), $50 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 (minimum per monthly fund account investment) for payroll deduction and automatic investment plan accounts.

Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with the Destination Trust or TCI, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code.

Class I shares:
No minimum subsequent investment requirements.

	Target Funds	Destination Funds

Selling Shares
Selling shares is also referred to as “redeeming” shares. You can redeem your Target Fund shares on any day the Target Funds are open for business.

Proceeds from the redemption of your Target Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, the Target Company has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where Target Fund shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Target Fund shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via Automated Clearing House (“ACH”) (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to a shareholder’s bank such as ACH or expedited wire redemptions.

Selling shares is also referred to as “redeeming” shares. You can redeem your Destination Fund shares on any day the Destination Funds are open for business.

Proceeds from the redemption of your Destination Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, the Destination Trust has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where Destination Fund shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Destination Fund shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via Automated Clearing House (“ACH”) (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to a shareholder’s bank such as ACH or expedited wire redemptions.

	Target Funds	Destination Funds

Exchanging Shares
You may request an exchange in writing, by phone or by accessing your account through the internet. You can exchange shares in one Target Fund for shares of another fund offered in the same prospectus as a Target Fund.

For Investor Class shares, the minimum exchange to a new fund account is $1,000, unless your account is a UGMA, UTMA, or IRA, in which event it is $250. If you want to exchange between existing fund accounts, the required minimum will be $50.

An exchange is treated as a redemption of a Target Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read that fund’s prospectus carefully.

If you exchange all your Target Fund shares to a new fund, any active systematic plan that you maintain with the Target Company will also carry over to this new fund unless otherwise instructed.

The Target Company reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice. The Target Company reserves the right to deny any request involving transactions between classes of Target Fund shares.

You may request an exchange in writing, by phone or by accessing your account through the internet. You can exchange shares in one Destination Fund for shares of another fund offered in the same prospectus as a Destination Fund.

For Class A, Class B, Class C and Class P shares, the minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

An exchange is treated as a redemption of a Destination Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read that fund’s prospectus carefully.

If you exchange all your Destination Fund shares to a new fund, any active systematic plan that you maintain with the Destination Trust will also carry over to this new fund unless otherwise instructed.

The Destination Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice. The Destination Trust reserves the right to deny any request involving transactions between classes of Destination Fund shares.

	Target Funds	Destination Funds

Net Asset Value
The net asset value of the Target Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The net asset value of each Target Fund is calculated by taking the value of its net assets and dividing by the number of shares of the Target Fund that are then outstanding.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

The net asset value of the Destination Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The net asset value of each Destination Fund is calculated by taking the value of its net assets and dividing by the number of shares of the Destination Fund that are then outstanding.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

Distributions
Each Target Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Target Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Target Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Target Fund pays its dividend distributions monthly.

You normally will be taxed on distributions you receive from a Target Fund, regardless of whether they are paid to you in cash or are reinvested in additional Target Fund shares.

Each Destination Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Destination Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. If a Destination Fund declares a dividend in October, November, or December payable to shareholders of record in such a month, but pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Destination Fund pays its dividend distributions monthly. If necessary, each Destination Fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a Destination Fund, regardless of whether they are paid to you in cash or are reinvested in additional Destination Fund shares.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for the Destination Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Destination Fund’s sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Fund, and are paid at the rates previously shown in this Proxy Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AUIM and TIM are affiliates of TAM and the Destination Trust.

The Destination Funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Destination Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

As of June 30, 2009, TAM’s assets under management were approximately $37,346,326,030.

Sub-Advisers

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-5338, serves as sub-adviser for Transamerica High Yield Bond.

TIM, 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025, serves as sub-adviser for Transamerica Money Market.

A discussion regarding the basis of the Destination Board’s approval of the advisory arrangements with AUIM and TIM is available in the Destination Funds’ semi-annual report for the fiscal period ended April 30, 2009.

Distributor and Transfer Agent

TCI is each Destination Fund’s distributor. Transamerica Fund Services, Inc. (“TFS”) is each Destination Fund’s transfer agent, withholding agent and dividend disbursing agent. Each Destination Fund compensates TCI and TFS for their services. TCI and TFS are affiliates of AEGON USA. Certain officers and Trustees of the Destination Funds are also officers and/or directors of TAM, TFS and TCI.

Disclosure of Portfolio Holdings

A detailed description of each Destination Fund’s policies and procedures with respect to the disclosure of the Destination Fund’s portfolio securities is available in the statement of additional information. Each Destination

Fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, each Destination Fund publishes all holdings on its website at approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

Buying, Selling and Exchanging Destination Fund Shares

Buying Shares.  Investors may purchase shares of the Destination Funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted in writing.

Class P shares of the Destination Funds are available only to former investors in Investor Class shares of the Transamerica Premier Funds.

Class I shares of the Destination Funds are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I shares of the Destination Funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with the Destination Trust or its agents.

By Check

•	Make your check payable and send to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Destination Fund(s) you wish to invest in. If you do not specify the Destination Fund(s) in which you wish to invest, and your referenced account is invested in one Fund, your check will be deposited into such Fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	The Destination Trust does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier checks and third-party checks may be accepted, subject to approval by the Destination Trust.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit the Destination Funds’ website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your Destination Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit the Destination Funds’ website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. The Destination Trust must receive your payment within three business days after your order is accepted.

By the Internet

•	You may request an electronic transfer of funds from your bank account to your Destination Trust account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit the Destination Funds’ website for information on how to establish an electronic bank link.

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Destination Trust account. Call Customer Service to establish this deduction.

By Wire Transfer

•	You may request that your bank wire funds to your Destination Trust account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica Funds Acct # 3600622064, Ref: Shareholder name, Destination Fund and account numbers.

•	Shares will be purchased at the next determined net asset value after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

The Destination Trust reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

The Destination Trust or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, the Destination Trust and each of the Destination Funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

Selling Shares.  Selling shares is also referred to as “redeeming” shares. You can redeem your Destination Fund shares at any time.

Proceeds from the redemption of your Destination Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, the Destination Trust has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Destination Fund shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To request your redemption and receive payment by:

Direct Deposit — ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. The Destination Trust does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit — Wire

•	You may request an expedited wire redemption in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. The Destination Trust charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to the Destination Trust. Specify the Destination Fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit — ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish an SWP or visit the Destination Funds’ website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your Destination Fund shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Destination Fund Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, the Destination Trust requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each Destination Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Destination Fund shares will normally be redeemed for cash, although each Destination Fund retains the right to redeem its shares in kind. Please see the statement of additional information of the Destination Funds for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this Proxy Statement/Prospectus.

Involuntary Redemptions

Each Destination Fund reserves the right to close your account if the account value falls below the Destination Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Destination Fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law.

Exchanging Shares.  You may request an exchange in writing, by phone, or by accessing your account through the internet.

•	You can exchange shares in one fund for shares in the same class of another fund offered in the same prospectus as the Destination Funds.

•	The minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

•	An exchange is treated as a redemption of a Destination Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

•	If you exchange all your Destination Fund shares to a new fund, any active systematic plan that you maintain with the Destination Trust will also carry over to this new fund unless otherwise instructed.

•	The Destination Trust reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•	The Destination Trust reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Features and Policies.

Check writing Service (For Class A shares of Transamerica Money Market only)

If you would like to use the check writing service, mark the appropriate box on the application or authorization form. Your Transamerica Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. Transamerica Money Market will send you checks when it receives these properly completed documents and your check has cleared the 15 day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, Transamerica Money Market will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds” and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Destination Trust’s application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the Destination Trust designated bank for its check writing service. The Destination Trust has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the “Bank”), is appointed agent by the person(s) signing the Destination Trust application or authorization form (the “Investor(s)”) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to the Destination Trust as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This check writing service is subject to the applicable terms and restrictions, including charges, set forth in this Proxy Statement/Prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the state of Missouri, pertaining to this check writing service, as amended from time to time. The Bank and/or Transamerica Funds has the right not to honor checks presented to it and the right to change, modify or terminate this check writing service at any time.

The check writing service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B or Class C shares of Transamerica Money Market.

Customer Service

Occasionally, the Destination Trust experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach the Destination Trust by telephone, please consider visiting the Destination Funds’ website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

Uncashed Checks Issued on Your Account

If any check the Destination Trust issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, the Destination Trust reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, the Destination Trust will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case the Destination Trust is unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, the Destination Trust reserves the right to reinvest the proceeds in Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, the Destination Trust reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, the Destination Trust reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. The Destination Trust generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance	Fee Assessment
(per Fund Account)	(per Fund Account)

If your balance is below $1,000 per fund account	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months for each class of shares, except Class P shares for which no fees will be charged on accounts opened within the preceding 24 months

•	accounts with an active monthly AIP or payroll deduction ($50 minimum per fund account)

•	accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	accounts for which the Destination Trust in its discretion has waived the minimum account balance requirements

•	UTMA/UGMA accounts (held at the Destination Trust)

•	State Street Custodial Accounts (held at the Destination Trust)

•	Coverdell ESA accounts (held at the Destination Trust)

•	Omnibus and Network Level 3 accounts

•	B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

Telephone Transactions

The Destination Trust and its transfer agent, TFS, are not liable for complying with telephone instructions that are deemed by them to be genuine. The Destination Trust and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where the Destination Trust or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Destination Trust reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A share account which holds shares converted from a B share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by the Destination Trust. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Destination Trust account holder’s name does not appear on the check.

The Destination Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify the Destination Trust by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because the Destination Trust is unable to take reasonable precautions to verify your shareholder and transaction information, the Destination Trust cannot respond to account-specific requests received via e-mail. For your protection, the Destination Trust asks that all transaction requests be submitted only via telephone, mail or through the secure link on the Destination Funds’ website.

Reinvestment Privilege

Within a 90-day period after you sell your Destination Fund shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge you paid on your Destination Fund shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the contingent deferred sales charge) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

The Destination Trust will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in the Destination Funds’ prospectus. Please review the confirmation statement carefully and promptly notify the Destination Trust of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to Destination Fund shareholders early each year.

Please retain your statements. If you require historical statements, the Destination Trust may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Destination Funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

e-Delivery

The Destination Trust offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on the Destination Funds’ website.

Once your account is established, visit the Destination Funds’ website at www.transamericafunds.com, choose “Transamerica Funds” and then click on “Manage My Account” for more information and to subscribe. Then, once you have logged in to your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Share Price.  The price at which Destination Fund shares are purchased or redeemed is the net asset value that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the relevant Destination Fund or an authorized intermediary.

The net asset value of each Destination Fund (or class thereof) is determined on each day the NYSE is open for business. The net asset value is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Destination Fund does not price its shares (therefore, the net asset value of a Destination Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Destination Fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the net asset value determined as of the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the net asset value at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the net asset value determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the National Securities Clearing Corporation, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds.

Net Asset Value.  The net asset value of each Destination Fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Destination Fund (or class) that are then outstanding.

The Destination Board has approved procedures to be used to value the Destination Funds’ securities for the purposes of determining the Destination Funds’ net asset value. The valuation of the securities of the Destination Funds is determined in good faith by or under the direction of the Destination Board. The Destination Board has delegated certain valuation functions for the Destination Funds to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Destination Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Destination Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Destination Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with Destination Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Destination Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Destination Fund determines its net asset value per share.

Distribution Arrangements

Distribution and Service Plans.  The Destination Board has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for the Class P shares of each Destination Fund. The 12b-1 Plan provides for payments of distribution and service (“12b-1”) fees, based on annualized percentages of daily net assets attributable to Class P shares, to TCI, broker-dealers, financial intermediaries and others. The annual 12b-1 fees are 0.25% of the average daily net assets of Transamerica High Yield Bond attributable to Class P shares and 0.10% of the average daily net assets of Transamerica Money Market attributable to Class P shares. Class P shares of Transamerica Money Market do not pay 12b-1 fees because TCI has agreed to waive the 12b-1 fees for Transamerica Money Market until at least April 30, 2010. This fee waiver may be terminated at any time without notice after April 30, 2010. The 12b-1 fee accrues daily and is based on an annual percentage of the daily average net assets.

In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges.

Other Distribution or Service Arrangements.  TCI engages in wholesaling activities designed to support and maintain, and increase the number of, the financial intermediaries who sell Destination Fund shares. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Destination Fund shares to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by TAM and TCI, and not the Destination Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the Destination Funds or sell shares of other series of the Destination Trust or render investor services to Destination Fund shareholders. Such payments and compensation are in addition to the sales charges, 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Destination Funds, does not result in increased fund expenses, is not reflected in the fees and expenses sections of the Destination Funds’ prospectus and does not change the price paid by investors for the purchase of a Destination Fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Destination Funds and/or shareholders in the Destination Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Destination Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar amount.

As of December 31, 2008, TCI had such revenue sharing arrangements, with over 25 brokers and other financial intermediaries, of which some of the more significant include: Compass Group, Hantz Financial Services, Merrill Lynch, Morgan Stanley, Natcity Investments, Inc., PNC Financial Services Group, CUNA, CUSO, Eagle One, Fintegra, InterSecurities, Inc., Morgan Keegan, Transamerica Financial Advisors, World Group Securities, Raymond James Financial Services, Raymond James and Associates, LPL Financial, CCO Investments, CitiGroup/Smith Barney, UBS Financial, U.S. Bancorp and Wachovia Securities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of Destination Fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge.

From time to time, TCI, its affiliates and/or TAM and/or Destination Fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example:

(i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events. For example, representatives of TCI visit brokers and other financial intermediaries and their sales representatives on a regular basis to educate them about the Destination Funds and to encourage the sale of Destination Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the Destination Funds, and/or revenue sharing arrangements for selling shares of the Destination Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Destination Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Destination Fund shares over other share classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Destination Fund over another investment.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Destination Funds.

Although a Destination Fund may use financial firms that sell Destination Fund shares to effect transactions for the Destination Fund’s portfolio, the Destination Fund and its investment adviser or sub-adviser will not consider the sale of Destination Fund shares as a factor when choosing financial firms to effect those transactions.

Distributions and Taxes

Taxes on Distributions in General.  Each Destination Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Destination Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. If a Destination Fund declares a dividend in October, November, or December payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Destination Fund pays dividend distributions monthly. If necessary, each Destination Fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a Destination Fund, regardless of whether they are paid to you in cash or are reinvested in additional Destination Fund shares.

Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers or certain non-U.S. investors. The following are guidelines for how certain distributions by a Destination Fund are generally taxed to individual taxpayers:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Destination Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Destination Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

Each Destination Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of Transamerica High Yield Bond shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and a tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

You must provide your taxpayer identification number to a Destination Fund along with certifications required by the IRS upon your investment in that Destination Fund’s shares.

Taxes on the Sale or Exchange of Shares.  If you sell shares of a Destination Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which generally will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amounts credited to you as undistributed capital gain.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming Transamerica Money Market maintains a stable net asset value, you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this Destination Fund.

Withholding Taxes.  The Destination Funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently, 28%) on all distributions payable to you if you fail to provide the Destination Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding.  If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. citizen or U.S. resident alien.

Other Tax Information.  This tax discussion is for general information only. In addition to federal income taxes, a Destination Fund shareholder may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Destination Fund. More information is provided in the statement of additional information of the Destination Funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Destination Board has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in Destination Fund shares. If you intend to engage in such practices, please do not purchase shares of any of the Destination Funds. Each Destination Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Destination Fund reasonably believes to be in connection with market timing or excessive trading. The Destination Funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling 90-day period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Destination Funds reserve the right to determine less active trading to be “excessive” or related to market timing.

While the Destination Funds discourage market timing and excessive short-term trading, the Destination Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. TCI has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Destination Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Further, with respect to Class I shares of the Destination Funds, because such Class I shares may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with the Destination Trust or its agents, the Destination Funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the Destination Funds.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with the Destination Trust will not be considered to be market timing or excessive trading for purposes of the Destination Trust’s policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders. Similarly, orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Destination Trust will not be considered to be market timing or excessive trading for purposes of Destination Trust’s policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).

Temporary Defensive Strategies

For temporary defensive purposes, a Destination Fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Destination Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Destination Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of the applicable class of shares of each Fund for the past five fiscal years and, if applicable, for any recent semi-annual period (or periods during which a Fund has been in operation, if less than five years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). No financial highlights are provided for Class P shares of the Destination Funds because Class P shares are newly offered. The information presented with respect to Transamerica High Yield Bond through October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report, along with Transamerica High Yield Bond’s financial statements, is included in the Destination Funds’ 2008 Annual Report, which is available to you upon request by calling 1-888-233-4339. The information presented with respect to each Target Fund through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Funds’ 2008 Annual Report, which is available by request by calling 1-888-233-4339.

For a share outstanding throughout each

	Transamerica High Yield Bond
	Class I
	Period		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2009		October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2008	2007	2006	2005*

Net Asset Value
Beginning of period/year	$6.35		$9.17	$9.24	$9.02	$9.39

Investment Operations
Net investment income(a)	0.35		0.69	0.65	0.67	0.59
Net realized and unrealized gain (loss) on investments	0.62		(2.85)	(0.07)	0.18	(0.37)

Total from investment operations	0.97		(2.16)	0.58	0.85	0.22

Distributions
Net investment income	(0.37)		(0.66)	(0.65)	(0.63)	(0.59)

Total distributions	(0.37)		(0.66)	(0.65)	(0.63)	(0.59)

Net Asset Value
End of period/year	$6.95		$6.35	$9.17	$9.24	$9.02

Total Return(b)	16.25	%(c)	(25.05)%	6.39%	9.81%	2.33	%(c)

Net Assets End of Period/Year (in thousands)	$344,447		$418,923	$331,300	$315,252	$40,860

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.66	%(d)	0.65%	0.65%	0.66%	0.66	%(d)
Before reimbursement/fee waiver	0.66	%(d)	0.65%	0.65%	0.66%	0.66	%(d)
Net investment income, to average net assets(e)	11.43	%(d)	8.34%	6.96%	7.29%	6.60	%(d)
Portfolio Turnover Rate	18	%(c)	38%	80%	73%	71	%(c)

*	Commenced operations November 8, 2004.

(a)	Calculation is based on average number of shares outstanding.

(b)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(c)	Not annualized.

(d)	Annualized.

(e)	Includes Redemption Fees, if any.

For a share outstanding throughout each

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value
Beginning of period/year	$5.03		$7.36	$7.86	$7.71	$8.00	$7.76

Investment Operations
Net investment income(a)	0.28		0.57	0.55	0.53	0.50	0.52
Net realized and unrealized gain (loss) on investments	0.96		(2.32)	(0.50)	0.14	(0.28)	0.25

Total from investment operations	1.24		(1.75)	0.05	0.67	0.22	0.77

Distributions
Net investment income	(0.26)		(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Total distributions	(0.26)		(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Net Asset Value
End of period/year	$6.01		$5.03	$7.36	$7.86	$7.71	$8.00

Total Return(b)	25.10	%(c)	(25.19)%	0.59%	9.01%	2.93%	10.38%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.14	%(d)	1.37%	1.32%	1.19%	1.34%	1.43%
Net investment income, to average net assets	9.81	%(d)	8.36%	7.04%	6.81%	6.46%	6.75%
Portfolio Turnover Rate	26	%(c)	82%	89%	127%	93%	152%
Net Assets End of Period/Year (in thousands)	$51,452		$6,087	$8,209	$16,418	$12,062	$8,227

(a)	Calculation based on average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Not annualized.

(d)	Annualized.

For a share outstanding throughout each

	Transamerica Premier High Yield Bond Fund
	Institutional Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value
Beginning of period/year	$4.97		$7.29	$7.79	$7.65	$7.95	$7.70

Investment Operations
Net investment income(a)	0.27		0.57	0.57	0.55	0.52	0.54
Net realized and unrealized gain (loss) on investments	0.96		(2.30)	(0.49)	0.13	(0.29)	0.26

Total from investment operations	1.23		(1.73)	0.08	0.68	0.23	0.80

Distributions
Net investment income	(0.26)		(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Total distributions	(0.26)		(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Net Asset Value
End of period/year	5.94		$4.97	$7.29	$7.79	$7.65	$7.95

Total Return(b)	25.33	%(c)	(25.13)%	0.86%	9.23%	3.08%	10.88%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.64	%(d)	0.65%	0.65%	0.64%	0.65%	0.63%
Before reimbursement/fee waiver	0.64	%(d)	0.65%	0.66%	0.64%	0.70%	0.63%
Net investment income, to average net assets	9.91	%(d)	8.77%	7.30%	7.09%	6.65%	7.06%
Portfolio Turnover Rate	26	%(c)	82%	89%	127%	93%	152%
Net Assets End of Period/Year (in thousands)	$35,181		$26,582	$48,509	$105,597	$97,480	$135,161

(a)	Calculation based on average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Not annualized.

(d)	Annualized.

For a share outstanding throughout each

	Transamerica Premier Cash Reserve Fund
	Investor Class
			Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	Period Ended		December 31,		December 31,	December 31,	December 31,	December 31,
	June 30, 2009		2008		2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Investment Operations
Net investment income(a)	—	(b)	0.03		0.05	0.05	0.03	0.01

Total from investment operations	—	(b)	0.03		0.05	0.05	0.03	0.01

Distributions
Net investment income	—	(b)	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total distributions	—	(b)	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value
End of period/year	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(c)	0.22	%(d)	2.57%		5.12%	4.91%	3.06%	1.16%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.30	%(e)(f)	0.26	%(f)	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.67	%(e)(f)	0.58	%(f)	0.60%	0.68%	0.74%	0.63%
Net investment income, to average net assets	0.45	%(e)	2.58%		5.01%	4.87%	3.02%	1.13%
Net Assets End of Period/Year (in thousands)	$52,700		$69,585		$89,417	$72,834	$39,405	$37,038

(a)	Calculation based on average number of shares outstanding during the period.

(b)	Rounds to less than $0.01 or $(0.01) per share.

(c)	Total Return represents aggregate total return for each period.

(d)	Not annualized.

(e)	Annualized.

(f)	Includes Money Market Guarantee expense. The impact of the Money Market Guarantee expense is 0.01% and 0.05% for 2008 and 2009, respectively.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

The principal solicitation of proxies will be by mailing of this Proxy Statement/Prospectus, but proxies may be solicited by telephone or in person by the representatives of the Target Board, regular employees of TFS, their affiliates, or Computershare Fund Services, a private proxy services firm. The estimated costs of retaining Computershare is approximately $32,350, which will be paid by your Fund. If the Target Fund has not received your vote as the date of the meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, with respect to the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limits, the Target Funds and Destination Funds, on the other.

Revoking Proxies

Each Target Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Target Company;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending the meeting and voting in person at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance in-person at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Target Fund shareholder holds Target Fund shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

Outstanding Shares

Only shareholders of record of each Target Fund at the close of business on the Record Date, September 24, 2009, are entitled to notice of and to vote at the meeting. As of the close of business on the Record Date, the following shares of each Target Fund were outstanding:

Shares Outstanding
(as of September 24, 2009)

Transamerica Premier High Yield Bond Fund
Investor Class	8,351,641.865
Institutional Class	6,184,939.526
Transamerica Premier Cash Reserve Fund
Investor Class	47,983,740.910

Other Business

Your Target Board knows of no business to be presented for consideration at the meeting other than Proposals 1 and 2 set forth in this Proxy Statement/Prospectus. If other business is properly brought before the meeting, proxies will be voted in accordance with the discretion of the persons named as proxies.

Adjournments

If, by the time scheduled for the meeting, a quorum of shareholders of a Target Fund is not present, or if a quorum is present but sufficient votes “for” a Proposal have not been received, the chairperson of the meeting may adjourn the meeting or the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned as to the Target Fund or the Proposal, as applicable, within a reasonable time after the original meeting date without further notice. If submitted to shareholders, any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting (or a majority of votes cast if a quorum is present). The persons named as proxies, at their discretion, vote those proxies in favor of an adjournment of the meeting. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the Proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders.

Telephone and Internet Voting

In addition to soliciting proxies by mail or in person, the Target Funds have also arranged to have votes recorded by telephone, the Internet or other electronic means by following the enclosed instructions. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If you authorize your proxy by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote.

Shareholders’ Proposals

As a general matter, the Target Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of August 7, 2009, the Directors and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund.

To the knowledge of each Destination Fund, as of August 7, 2009, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of August 7, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund.

					Owned
					Beneficially
			Number of	Percent of	or of
Fund	Share Class	Name and Address	Shares	Class	Record?

Transamerica Premier High Yield Bond Fund	Investor	National Financial Services 1 World Financial Ctr. 200 Liberty St., 5th Fl. New York, NY 10281-5503	7,517,371	75.31%	Beneficially

		Ameritrade Inc For The Exclusive Benefit Of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	550,404	5.51%	Beneficially

		Charles Schwab & Co. Inc. Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	533,894	5.35%	Beneficially

To the knowledge of each Destination Fund, as of August 7, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund.

					Owned
					Beneficially
			Number of	Percent of	or of
Fund	Share Class	Name and Address	Shares	Class	Record?

Transamerica Money Market	C	Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 W 34th St., Fl. 7 New York, NY 10001-2402	4,427,054	7.82%	Beneficially

		Frontier Trust Company FBO Bill’s Volume Sales 401(k) Plan 14 P.O. Box 10758 Fargo, ND 58106-0758	3,418,548	6.04%	Beneficially

	I	Transamerica Multi-Manager Alternative Strategies Portfolio Investment Account Attn: Fund Admin. Mailstop 305E 570 Carillon Pkwy St Petersburg, FL 33716-1294	10,024,679	27.11%	Beneficially

		Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg, FL 33716-1294	7,463,470	20.18%	Beneficially

		Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg, FL 33716-1294	5,993,118	16.21%	Beneficially

					Owned
					Beneficially
			Number of	Percent of	or of
Fund	Share Class	Name and Address	Shares	Class	Record?

		Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg, FL 33716-1294	5,310,772	14.36%	Beneficially

		Transamerica Asset Allocation — Growth Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg, FL 33716-1294	4,551,512	12.31%	Beneficially

		Universal Life Insurance Company Omnibus Money Market Account P.O. Box 2145 San Juan, PR 00922-2145	3,375,533	9.13%	Beneficially

Class P shares of each Destination Fund are newly offered. Therefore, no Class P shares were outstanding as of the date of this Proxy Statement/Prospectus.

EXPERTS

Target Funds

The financial statements and financial highlights of each Target Fund for the past five fiscal years are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of each Target Fund for its most recent fiscal year end December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Destination Funds

The financial statements and financial highlights of each Destination Fund for the past five fiscal years or since inception of the Destination Fund and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements and financial highlights of each Destination Fund for its most recent fiscal year end October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Proxy Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds).

Shareholder reports.  Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/  Dennis P. Gallagher

Dennis P. Gallagher, Esq., Secretary
Transamerica Investors, Inc.

St. Petersburg, Florida
October 6, 2009

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [     ] day of [          ], 2009, by and among Transamerica Funds, a Delaware statutory trust (the “Acquiring Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquiring Fund”), and Transamerica Investors, Inc., a Maryland corporation (the “Acquired Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”).

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each reorganization of an Acquired Fund listed on Exhibit A will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the corresponding Acquiring Fund listed on Exhibit A (as to each Acquired Fund, the “corresponding Acquiring Fund”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the Acquired Fund Shares and the liquidation of the Acquired Fund, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to each Acquiring Fund listed on Exhibit A, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Fund listed on Exhibit A (as to each Acquiring Fund, the “corresponding Acquired Fund”) for Acquiring Fund Shares and the assumption of all liabilities of that Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES IN SUCH ACQUIRING FUND, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED FUND AND LIQUIDATION OF THAT ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of each Acquired Fund listed on Exhibit A, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Entity, on behalf of that Acquiring Fund, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares of that Acquiring Fund corresponding to each class of Acquired Fund Shares of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Entity’s net assets with respect to each class of Acquired Fund Shares of the corresponding Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares of that Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Fund and its classes of shares and the corresponding Acquired Fund and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of such Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of such Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of each Acquiring Fund, shall assume all of the liabilities and obligations of the corresponding Acquired Fund, including, without limitation, all indemnification obligations of such Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the corresponding Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of each Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Fund Shares of each Acquired Fund as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the corresponding Acquiring Fund received by the Acquired Entity, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of such Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each of the corresponding Acquired Fund Shareholders holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by those Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission

(“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of such Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Fund, and the amounts thereof attributable to each class of shares of that Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board and the Acquiring Entity Board. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares of each Acquiring Fund shall be determined as of the time for calculation of the applicable Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Acquiring Entity Board. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [November 20], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or, as to any Reorganization, such later time on that date as the applicable Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the corresponding Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing for each Reorganization, deliver to the applicable Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the applicable Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of such Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of such Acquiring Fund pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or an Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Fund or such Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to such Acquiring Fund and the Acquired Entity Board with respect to such Acquired Fund), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of each Acquired Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a) Such Acquired Fund is duly established as a series of the Acquired Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of such Acquired Fund, will have good and marketable title to such Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result, in a material violation of Maryland law or of the Acquired Entity Charter or the bylaws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to such Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund’s business. The Acquired Entity, on behalf of such Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Fund as at the last day of and for the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of such Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by such Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of such Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Fund, as provided in paragraph 3.3. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of such Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of such Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of such Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated herein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, represents and warrants to the Acquired Entity and the corresponding Acquired Fund as follows:

(a) Such Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of such Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of such Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the bylaws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to such Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of such Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Fund as at the last day of and for the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of such Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by such Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of such Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of such Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of such Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of such Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.9), insofar as it relates to such Acquiring Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the corresponding Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

(o) The Post-Effective Amendments (as defined in paragraph 5.10) to be filed by the Acquiring Entity, insofar as they relate to such Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Acquired Entity, on behalf of each Acquired Fund, and the Acquiring Entity, on behalf of each Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by such Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of each Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of each Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquired Entity will call a meeting of the shareholders of such Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.9 The Acquiring Entity, on behalf of such Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of such Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.10 The Acquiring Entity, on behalf of each Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register new Class P Acquiring Fund Shares under the 1933 Act and the 1940 Act.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of each Acquired Fund, to consummate the Reorganization of such Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the applicable Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of such Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of such Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of such Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of such Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of such Acquiring Fund, shall have delivered to such Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of such Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of such Acquiring Fund, and the Acquired Entity, on behalf of the corresponding Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of each Acquiring Fund, to consummate the Reorganization of the corresponding Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the applicable Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of such Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of such Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of such Acquiring Fund, a Statement of Assets and Liabilities of such Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of such Acquired Fund. The Acquired Entity, on behalf of such Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of such Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of such Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of such Acquired Fund, and the Acquiring Entity, on behalf of such Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by such Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH CORRESPONDING ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of each Acquired Fund, or the Acquiring Entity, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Fund and its corresponding Acquiring Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the bylaws of the Acquired Entity, and applicable state law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to such Acquired Fund, or the Acquiring Entity, with respect to such Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Fund or such Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the applicable Acquired Fund, the Acquiring Entity, on behalf of the applicable Acquiring Fund, and their respective authorized officers, (i) the applicable Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and the corresponding Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Fund upon receipt of the Assets of the corresponding Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the Liabilities of the applicable Acquired Fund; (iii) the basis in the hands of such Acquiring Fund of the Assets of the corresponding Acquired Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Fund will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Fund upon the transfer of its Assets to the corresponding Acquiring Fund in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the corresponding Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the applicable Acquired Fund receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of each Acquiring Fund, shall have received on the applicable Closing Date an opinion of Venable LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation organized under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the corresponding Acquired Fund, has the power as a corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Acquired Entity, on behalf of the corresponding Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the corresponding Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Venable LLP appropriate to render the opinions expressed therein.

8.7 The Acquired Entity, on behalf of each Acquired Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the corresponding Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the corresponding Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the corresponding Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the bylaws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of each Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of an Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of each Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or

(b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganizations will be shared by TAM and the Acquiring Funds and Acquired Funds in accordance with an allocation approved by the Acquired Entity and Acquiring Entity Boards. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of each Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Fund or such Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Fund or its corresponding Acquiring Fund shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Fund or Acquiring Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of each of its series listed in Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA INVESTORS, INC., on behalf of each of its series listed in Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Fund/Classes	Acquiring Fund/Classes

Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond
Investor Class	Class P
Institutional Class	Class I
Transamerica Premier Cash Reserve Fund	Transamerica Money Market
Investor Class	Class P

SCHEDULE 4.1

[     ]

SCHEDULE 4.2

[     ]

EXHIBIT B

PORTFOLIO MANAGEMENT DISCUSSION

Transamerica Premier High Yield Bond Fund (unaudited)

MARKET ENVIRONMENT

The sub-prime mortgage meltdown of 2007 continued to create problems in 2008, triggering unprecedented volatility in the financial markets and escalating to a full-blown credit crisis. As the situation deteriorated, several major financial institutions were either forced into bankruptcy or into the arms of more stable competitors.

In the second half of the year, it became apparent that the credit crisis had spread to banking systems in Europe and Asia, and fears of a global recession escalated. Governments around the world responded by implementing a number of fiscal and monetary programs. For example, both the U.K. and China announced multi-billion dollar stimulus packages in an attempt to revive their economies. In the U.S., these stimulative measures included a $700 billion financial rescue package, an unprecedented reduction in short-term interest rates, and commercial paper and bank debt guarantee programs, among others. During the final months of the year, however, unemployment continued to rise, credit availability for both consumers and businesses declined, consumer spending decelerated, and manufacturing slowed, suggesting more time and more stimulus may be necessary.

The poor market environment spawned a flight from higher-risk assets such as stocks and corporate bonds to the relative safety of U.S. government-backed securities. Within the fixed-income markets, high-yield bonds bore the brunt of this negative sentiment, as bank failures and illiquid credit markets led to greater refinancing risk. These developments caused the difference between Treasury and non-government yields (i.e., yield spreads) to reach record levels. In the final weeks of the year, sentiment around high-yield bonds improved when the federal government approved bank holding status for GMAC, the financing arm of General Motors, allowing the company to receive funding through the government’s $700 billion bank rescue package. Because the auto sector represents a large segment of the high-yield market, the GMAC news was modestly reassuring, but ultimately not significant enough to turn the tide.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier High Yield Bond Fund, Investor Class returned (25.19)%. By comparison it’s primary and secondary benchmarks, the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (“ML High Yield BB-B”) and the Merrill Lynch U.S. High-Yield, Cash Pay Index (“MLHYCP”), returned (23.63)% and (26.21)%, respectively.

STRATEGY REVIEW

Because of the growing aversion to risk, high-yield bonds particularly vulnerable to default suffered the sharpest declines in value during the period. We consequently reduced the portfolio’s allocation to lower-rated (i.e., CCC-rated) bonds and increased our exposure to BB-rated securities that we felt possessed greater cash flow and liquidity. While our investment approach is to focus on individual companies rather than ratings, the characteristics we look for in an issuer generally tend to steer us into B-rated bonds.

In terms of individual holdings, the two largest contributors to the portfolio’s relative performance were Merrill Lynch & Co., Inc. and PNA Group, Inc. Specifically, we purchased Merrill Lynch bonds that can be put (i.e., may be redeemed before maturity and receive full face value) 30 days after the closing of the Bank of America Corp. merger. Our holdings in steel distributor PNA Group benefited when the company was purchased by Reliance Steel & Aluminum Co. and the bonds were tendered.

The two most significant detractors from relative results were Seitel, Inc. and Algoma Steel. Seitel is a provider of seismic data and related geophysical expertise to the petroleum industry. As natural gas prices fell during the year, the company’s prospects for additional seismic data sales began to wane. Going forward, we believe an increased focus in the U.S. on oil shale fields and high decline rates of natural gas production will cause gas prices to stabilize and eventually recover, benefiting Seitel. Algoma Steel is a fully integrated steel producer. As the economic outlook dimmed in the second half of the year, steel prices tumbled. With an increased focus on infrastructure in North America, we are confident that the outlook for steel will improve.

To a lesser degree, the portfolio’s relative performance was hindered by our lack of exposure to the automakers, which as mentioned above, saw their bonds increase in value toward the end of the period. These issuers account for roughly 5% of our benchmark index.

Brian W. Westhoff, CFA
Kirk J. Kim
Peter O. Lopez
Derek S. Brown, CFA
Greg D. Haendel, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica High Yield Bond (unaudited)

MARKET ENVIRONMENT

The turmoil on Wall Street has now infected Main Street. What began as a sell-off in the small sub-prime mortgage market has snowballed into a global de-leveraging within the financial community. As underlying collateral erodes in price, asset write-downs have called many financial institutions’ capital adequacy into question. As these institutions struggle to maintain their balance sheet, the lifeline of credit to individuals and businesses alike has been all but terminated. The result has been a rapidly deteriorating real economy over the past few months with almost every economic indicator registering clear signs of impending recession.

The authorities have not been oblivious to the seizing-up of financial markets. All stops have been pulled out as the Federal Reserve Board (“Fed”) and US Treasury have introduced numerous and massive liquidity measures into the system to revive the ailing credit markets. The risk of a significant recession and an increasing number of defaults pose the most challenging risk to the portfolio over the next fiscal year.

PERFORMANCE

For the year ended October 31, 2008, Transamerica High Yield Bond Class A returned (25.46)%. By comparison, its benchmark, the Merrill Lynch High Yield Cash Pay Index (“Merrill Lynch High Yield”), returned (26.43)%.

STRATEGY REVIEW

The portfolio’s out-performance for the fiscal year versus Merrill Lynch High Yield was partially attributable to the portfolio’s underweight in CCC securities. For the year, we maintained the allocation to CCC securities in the range of 6-8% of portfolio assets, versus an 18-20% range of CCC securities for the benchmark. The Merrill Lynch CCC index under-performed BB’s by 15.5% and Single B’s by 12.0% during the one year period ended October 31, 2008.

The benefit from our over-weighting in higher rated securities was partially offset by underperformance of several sectors and securities. Negative sector contributors for the previous fiscal year include our over-weight in the gaming sector and underweight in wireless telecommunications. On an individual name basis, over-weight allocations to VeraSun Energy Corporation, R.H. Donnelley Corporation, Nuveen Investments, Inc., Idearc Inc., Smurfit-Stone Container Corporation, and The Bon-Ton Stores, Inc. hurt performance. Positive sector contributors include our underweight in automotive and banking, as well as an overweight in aerospace / defense.

We believe fundamentals will remain challenging over the next twelve months. Unemployment rates are increasing, consumers are retrenching, and profits are declining. The tight credit markets are forcing companies to re-evaluate all non-essential capital spending as access to capital is expensive for high quality companies and inaccessible for many lower quality high yield issuers. In addition, technicals in the high yield market remain very weak as aggressive selling by hedge funds and other levered investors force prices lower.

These weak fundamentals and technicals present a challenging backdrop for the high yield investing. However, the relentless selling has pushed valuations to levels never seen before in the high yield market. As of October 31, 2008, the high yield market is trading approximately 350bps wider than any previous time period.

Currently the portfolio is positioned relatively conservatively, with a low (6.2%) allocation to CCC securities. We believe this defensive positioning is prudent given the weak backdrop and forecast for defaults to increase dramatically from a low 3.1% trailing twelve month rate as of October 31, 2008. In addition, the BB and Single B sub-sectors appear to be the cheapest on a historical basis.

We believe our current strategy has the portfolio set to outperform in the current environment. However, we also believe the recent forced selling is creating opportunities and will look to capitalize on those opportunities as prices dramatically overshoot fair value.

David R. Halfpap, CFA
Bradley J. Beman, CFA, CPA
Benjamin D. Miller, CFA

Co-Portfolio Managers
AEGON USA Investment Management, LLC

TRANSAMERICA FUNDS
on behalf of its Series:
TRANSAMERICA HIGH YIELD BOND
TRANSAMERICA MONEY MARKET
(each, a “Destination Fund” and together, the “Destination Funds”)
570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339
STATEMENT OF ADDITIONAL INFORMATION
October 6, 2009
     This Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Proxy Statement and Prospectus dated October 6, 2009 (the “Proxy Statement/Prospectus”), which relates to the Class I and Class P shares, as applicable, of each Destination Fund to be issued in exchange for shares of the corresponding class of the corresponding Transamerica Premier Fund as shown below (each, a “Target Fund” and together, the “Target Funds”), each of which is a series of Transamerica Investors, Inc. Please retain this Statement of Additional Information for further reference.
     To obtain a copy of the Proxy Statement/Prospectus, free of charge, please write to the Destination Funds at the address set forth above or call the Destination Funds at the number set forth above.

Target Funds:	Destination Funds:
Transamerica Premier High Yield Bond Fund	Transamerica High Yield Bond

Investor Class	Class P
Institutional Class	Class I

Transamerica Premier Cash Reserve Fund	Transamerica Money Market

Investor Class	Class P

INTRODUCTION
     This Statement of Additional Information is intended to supplement the Proxy Statement/Prospectus relating specifically to (i) the proposed transfer of all of the assets of each Target Fund to, and the assumption of the liabilities of each Target Fund by, the corresponding Destination Fund in exchange for shares of the Destination Fund as shown in the table above, and (ii) the solicitation by the Target Funds’ Board of Directors of proxies to be used at a Special Meeting of Shareholders of the Target Funds to be held on November 16, 2009. Please retain this Statement of Additional Information for further reference.
DOCUMENTS INCORPORATED BY REFERENCE
     This Statement of Additional Information consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.
1.	The Destination Funds’ Statement of Additional Information, dated July 1, 2009 (File Nos. 033-02659; 811-04556), as filed with the SEC on July 1, 2009 (Accession No. 0000950123-09-019554) is incorporated herein by reference.
2.	The Destination Funds’ Annual Report for the fiscal year ended October 31, 2008 (File No. 811-04556), as filed with the SEC on January 9, 2009 (Accession No. 0001104659-09-001481) is incorporated herein by reference.
3.	The Destination Funds’ Semi-Annual Report for the fiscal period ended April 30, 2009 (File No. 811-04556), as filed with the SEC on June 26, 2009 (Accession No. 0001104659-09-040361) is incorporated herein by reference.
4.	The Target Funds’ Statement of Additional Information, dated May 1, 2009 (File Nos. 033-90888; 811-09010), as filed with the SEC on April 29, 2009 (Accession No. 0000950144-09-003685) is incorporated herein by reference.
5.	The Target Funds’ Annual Report for the fiscal year ended December 31, 2008 (File No. 811-09010), as filed with the SEC on March 9, 2009 (Accession No. 0001104659-09-015539) is incorporated herein by reference.
6.	The Target Funds’ Semi-Annual Report for the fiscal period ended June 30, 2009 (File No. 811-09010), as filed with the SEC on August 28, 2009 (Accession No. 0001104659-09-052356) is incorporated herein by reference.
PRO FORMA FINANCIAL STATEMENTS
     Shown below are the financial statements for each Destination Fund and the corresponding Target Fund and pro forma financial statements for the combined Destination Fund.
     The pro forma financial statements are unaudited.
     See Notes to Pro Forma Combined Financial Statements.

Pro Forma Schedule of Investments for Transamerica Premier High Yield Bond Fund and Transamerica High Yield Bond
At April 30, 2009
(all amounts except per share amounts in thousands)

		Transamerica Premier High Yield
		Bond Fund		Transamerica High Yield Bond		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

CONVERTIBLE BOND (0.6%)
Auto Components
Johnson Controls, Inc., 6.50%, 09/30/2012		$400	$720	$—	$—	$400	$720
Diversified Telecommunication Services
Lucent Technologies, Inc., 2.88%, 06/15/2023		850	781	—	—	850	781
Oil, Gas & Consumable Fuels
Quicksilver Resources, Inc., 1.88%, 11/01/2024		750	644	—	—	750	644
Software
Symantec Corp., 0.75%, 06/15/2011		400	426	—	—	400	426
Wireless Telecommunication Services
SBA Communications Corp., 1.88%, 05/01/2013	-144A	500	420	—	—	500	420

			2,991		—		2,991

		Total Cost ($2,639)		Total Cost ($0)		Total Cost ($2,639)
CORPORATE DEBT SECURITY (91.8%)
Aerospace & Defense
Alliant Techsystems, Inc., 6.75%, 04/01/2016		—	—	4,110	3,997	4,110	3,997
BE Aerospace, Inc., 8.50%, 07/01/2018		—	—	1,800	1,629	1,800	1,629
L-3 Communications Corp., 6.13%, 01/15/2014		—	—	1,000	950	1,000	950
Transdigm, Inc., 7.75%, 07/15/2014		750	733	—	—	750	733
Auto Components
Lear Corp., 5.75%, 08/01/2014		—	—	3,955	771	3,955	771
Tenneco, Inc., 8.13%, 11/15/2015		270	108	—	—	270	108
TRW Automotive, Inc., 7.00%, 03/15/2014	-144A	—	—	2,000	1,110	2,000	1,110
Automobiles
General Motors Corp., 7.13%, 07/15/2013		—	—	1,500	143	1,500	143
General Motors Corp., 7.20%, 01/15/2011		—	—	5,265	579	5,265	579
General Motors Corp., 8.25%, 07/15/2023		—	—	2,710	244	2,710	244
Beverages
Beverages & More, Inc., 9.25%, 03/01/2012	-144A	500	350	—	—	500	350
Constellation Brands, Inc., 7.25%, 09/01/2016		—	—	4,000	3,860	4,000	3,860
Constellation Brands, Inc., 7.25%, 05/15/2017		—	—	900	869	900	869
Cott Beverages USA, Inc., 8.00%, 12/15/2011		—	—	3,350	2,479	3,350	2,479
Biotechnology
FMC Finance III SA, 6.88%, 07/15/2017		1,000	980	—	—	1,000	980
Building Products
Owens Corning, Inc., 7.00%, 12/01/2036		—	—	3,690	2,272	3,690	2,272
Ply Gem Industries, Inc., 11.75%, 06/15/2013		—	—	8,520	4,942	8,520	4,942
Chemicals
Huntsman International LLC, 7.38%, 01/01/2015		—	—	6,400	4,160	6,400	4,160
Ineos Group Holdings PLC, 8.50%, 02/15/2016	-144A	—	—	2,570	386	2,570	386
Lyondellbasell Industries AF SCA, 8.38%, 08/15/2015	-144A	—	—	5,230	105	5,230	105
Momentive Performance Materials, Inc., 9.75%, 12/01/2014		230	79	—	—	230	79
Nova Chemicals Corp., 5.72%, 11/15/2013		—	—	5,400	4,239	5,400	4,239
Nova Chemicals Corp., 6.50%, 01/15/2012		—	—	3,700	3,367	3,700	3,367
Commercial Banks
Wells Fargo Capital XV, 9.75%, 12/29/2049		—	—	2,000	1,700	2,000	1,700
Commercial Services & Supplies
Ceridian Corp., 11.25%, 11/15/2015		—	—	2,930	2,139	2,930	2,139
Ceridian Corp., 12.25%, 11/15/2015		—	—	325	169	325	169
Iron Mountain, Inc., 7.75%, 01/15/2015		1,000	1,003	—	—	1,000	1,003
Communications Equipment
Nortel Networks, Ltd., 5.34%, 07/15/2011		—	—	2,230	546	2,230	546
Nortel Networks, Ltd., 10.75%, 07/15/2016	-144A	—	—	1,820	482	1,820	482
Computers & Peripherals
Seagate Technology International, 10.00%, 05/01/2014	-144A	—	—	450	443	450	443
Seagate Technology, Inc., 6.38%, 10/01/2011		—	—	2,730	2,498	2,730	2,498
Seagate Technology, Inc., 6.80%, 10/01/2016		—	—	950	684	950	684
Construction Materials
Texas Industries, Inc., 7.25%, 07/15/2013		1,000	813	—	—	1,000	813
Consumer Finance
Cardtronics, Inc., 9.25%, 08/15/2013		1,000	725	—	—	1,000	725
Ford Motor Credit Co. LLC, 7.88%, 06/15/2010		1,000	920	1,400	1,288	2,400	2,208
Ford Motor Credit Co. LLC, 9.88%, 08/10/2011		—	—	8,575	7,504	8,575	7,504
Containers & Packaging
Graham Packaging Co., Inc., 9.88%, 10/15/2014		1,000	809	—	—	1,000	809
Graphic Packaging International, Inc., 8.50%, 08/15/2011		—	—	3,885	3,798	3,885	3,798
Graphic Packaging International, Inc., 9.50%, 08/15/2013		2,000	1,805	—	—	2,000	1,805
Jefferson Smurfit Corp., 8.25%, 10/01/2012		—	—	7,745	1,626	7,745	1,626
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/2014		—	—	3,535	3,438	3,535	3,438
Sealed Air Corp., 6.88%, 07/15/2033	-144A	—	—	2,100	1,384	2,100	1,384
Diversified Consumer Services
Education Management LLC, 8.75%, 06/01/2014		1,000	968	—	—	1,000	968
Service Corp. International, 6.75%, 04/01/2015		—	—	350	321	350	321
Service Corp. International, 6.75%, 04/01/2016		—	—	4,300	3,870	4,300	3,870
Service Corp. International, 7.00%, 06/15/2017		—	—	175	157	175	157
Diversified Financial Services
AES Red Oak LLC, 9.20%, 11/30/2029		—	—	2,125	1,806	2,125	1,806
CDX North America High Yield, 8.88%, 06/29/2013	-144A	5,600	4,872	—	—	5,600	4,872
Firekeepers Development Authority, 13.88%, 05/01/2015	-144A	—	—	2,800	2,016	2,800	2,016
GMAC LLC, 6.75%, 12/01/2014	-144A	—	—	6,240	4,618	6,240	4,618
GMAC LLC, 7.25%, 03/02/2011	-144A	—	—	3,150	2,772	3,150	2,772
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier High Yield
		Bond Fund		Transamerica High Yield Bond		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

Hawker Beechcraft Acquisition Company LLC, 8.50%, 04/01/2015		—	—	3,740	1,262	3,740	1,262
Icahn Enterprises, LP, 8.13%, 06/01/2012		1,000	890	—	—	1,000	890
JPMorgan Chase & Co., 7.90%, 04/30/2018		—	—	2,000	1,522	2,000	1,522
Kar Holdings, Inc., 10.00%, 05/01/2015		1,000	580	—	—	1,000	580
Nuveen Investments, Inc., 10.50%, 11/15/2015	-144A	—	—	4,310	2,177	4,310	2,177
Sensus Metering Systems, Inc., 8.63%, 12/15/2013		600	510	—	—	600	510
Diversified Telecommunication Services
Cincinnati Bell, Inc., 7.00%, 02/15/2015		—	—	800	760	800	760
Fairpoint Communications, Inc., 13.13%, 04/01/2018		—	—	5,020	1,374	5,020	1,374
Frontier Communications Corp., 6.63%, 03/15/2015		—	—	1,360	1,244	1,360	1,244
Frontier Communications Corp., 9.00%, 08/15/2031		—	—	5,915	4,702	5,915	4,702
Intelsat Jackson Holdings, Ltd., 11.25%, 06/15/2016		1,000	1,023	—	—	1,000	1,023
Quest Corp., 8.38%, 05/01/2016		1,000	995	—	—	1,000	995
Qwest Communications International, Inc., 7.50%, 02/15/2014		—	—	3,900	3,617	3,900	3,617
Qwest Communications International, Inc., 7.50%, 02/15/2014		—	—	2,615	2,425	2,615	2,425
Sprint Capital Corp., 6.90%, 05/01/2019		—	—	5,570	4,623	5,570	4,623
Sprint Capital Corp., 7.63%, 01/30/2011		1,000	964	—	—	1,000	964
Telcordia Technologies, Inc., 4.88%, 07/15/2012	-144A	—	—	4,535	3,333	4,535	3,333
Windstream Corp., 8.63%, 08/01/2016		—	—	3,250	3,234	3,250	3,234
Electric Utilities
Elwood Energy LLC, 8.16%, 07/05/2026		—	—	4,035	3,176	4,035	3,176
Energy Future Holdings Corp., 10.88%, 11/01/2017		725	495	—	—	725	495
Intergen NV, 9.00%, 06/30/2017	-144A	—	—	5,100	4,845	5,100	4,845
Ipalco Enterprises, Inc., 7.25%, 04/01/2016	-144A	—	—	1,365	1,283	1,365	1,283
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/2015		—	—	9,045	5,133	9,045	5,133
Electrical Equipment
Belden, Inc., 7.00%, 03/15/2017		1,000	880	—	—	1,000	880
Electronic Equipment & Instruments
NXP BV / NXP Funding LLC, 3.88%, 10/15/2013		—	—	2,940	838	2,940	838
Energy Equipment & Services
Seitel, Inc., 9.75%, 02/15/2014		1,000	490	—	—	1,000	490
Food & Staples Retailing
New Albertsons, Inc., 7.25%, 05/01/2013		1,000	955	—	—	1,000	955
Stater Brothers Holdings, Inc., 8.13%, 06/15/2012		1,000	988	—	—	1,000	988
Supervalu, Inc., 7.50%, 05/15/2012		—	—	400	392	400	392
Supervalu, Inc., 7.50%, 11/15/2014		—	—	3,600	3,492	3,600	3,492
Food Products
Del Monte Corp., 6.75%, 02/15/2015		—	—	1,075	1,032	1,075	1,032
Del Monte Corp., 8.63%, 12/15/2012		—	—	190	194	190	194
Michael Foods, Inc., 8.00%, 11/15/2013		1,000	945	—	—	1,000	945
Smithfield Foods, Inc., 7.75%, 05/15/2013		—	—	1,000	705	1,000	705
Smithfield Foods, Inc., 7.75%, 07/01/2017		—	—	3,375	2,177	3,375	2,177
Tyson Foods, Inc., 7.00%, 05/01/2018		—	—	2,400	1,748	2,400	1,748
Tyson Foods, Inc., 8.25%, 10/01/2011		—	—	700	711	700	711
Health Care Equipment & Supplies
Biomet, Inc., 10.00%, 10/15/2017		500	520	—	—	500	520
Boston Scientific Corp., 6.25%, 11/15/2015		—	—	1,100	1,052	1,100	1,052
Boston Scientific Corp., 6.40%, 06/15/2016		—	—	1,125	1,076	1,125	1,076
Cooper Cos., Inc., 7.13%, 02/15/2015		—	—	4,495	4,203	4,495	4,203
Universal Hospital Services, Inc., 5.94%, 06/01/2015		—	—	1,500	1,151	1,500	1,151
Universal Hospital Services, Inc., 8.50%, 06/01/2015		—	—	2,300	2,139	2,300	2,139
Health Care Providers & Services
Community Health Systems, Inc., 8.88%, 07/15/2015		1,000	995	6,250	6,219	7,250	7,214
HCA, Inc., 8.50%, 04/15/2019	-144A	—	—	1,100	1,107	1,100	1,107
HCA, Inc., 9.25%, 11/15/2016		—	—	8,875	8,786	8,875	8,786
HCA, Inc., 9.88%, 02/15/2017	-144A	1,000	1,000	—	—	1,000	1,000
Omnicare, Inc., 6.13%, 06/01/2013		—	—	3,900	3,666	3,900	3,666
Omnicare, Inc., 6.88%, 12/15/2015		—	—	600	563	600	563
US Oncology, Inc., 9.00%, 08/15/2012		—	—	6,975	6,870	6,975	6,870
Hotels, Restaurants & Leisure
Carrols Corp., 9.00%, 01/15/2013		1,000	925	—	—	1,000	925
Harrah’s Operating Co., Inc., 10.00%, 12/15/2018	-144A	—	—	6,825	3,208	6,825	3,208
Mashantucket Western Pequot Tribe, 8.50%, 11/15/2015	-144A	—	—	6,000	1,290	6,000	1,290
MGM Mirage, Inc., 5.88%, 02/27/2014		—	—	2,500	1,419	2,500	1,419
MGM Mirage, Inc., 6.00%, 10/01/2009		1,000	840	—	—	1,000	840
MGM Mirage, Inc., 6.75%, 04/01/2013		—	—	3,000	1,575	3,000	1,575
MGM Mirage, Inc., 7.50%, 06/01/2016		—	—	1,625	910	1,625	910
Mohegan Tribal Gaming Authority, 7.13%, 08/15/2014		—	—	3,275	1,998	3,275	1,998
Mohegan Tribal Gaming Authority, 8.00%, 04/01/2012		1,650	1,073	—	—	1,650	1,073
Pokagon Gaming Authority, 10.38%, 06/15/2014	-144A	250	231	—	—	250	231
Royal Caribbean Cruises, Ltd., 7.00%, 06/15/2013		1,000	775	4,850	3,759	5,850	4,534
Royal Caribbean Cruises, Ltd., 7.25%, 06/15/2016		—	—	500	333	500	333
Seminole Hard Rock Entertainment, Inc., 3.82%, 03/15/2014	-144A	—	—	5,955	3,930	5,955	3,930
Seneca Gaming Corp., 7.25%, 05/01/2012		—	—	2,000	1,410	2,000	1,410
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 05/15/2018		—	—	1,600	1,368	1,600	1,368
Station Casinos, Inc., 6.00%, 04/01/2012		—	—	5,485	1,906	5,485	1,906
Station Casinos, Inc., 6.50%, 02/01/2014		—	—	2,620	92	2,620	92
Station Casinos, Inc., 6.63%, 03/15/2018		1,000	40	—	—	1,000	40
Vail Resorts, Inc., 6.75%, 02/15/2014		—	—	1,325	1,193	1,325	1,193
Wynn Las Vegas Capital Corp., 6.63%, 12/01/2014		1,500	1,245	2,200	1,826	3,700	3,071
Household Durables
Dr. Horton, Inc., 5.25%, 02/15/2015		—	—	2,008	1,667	2,008	1,667
Dr. Horton, Inc., 5.63%, 01/15/2016		—	—	1,900	1,568	1,900	1,568
Jarden Corp., 7.50%, 05/01/2017		—	—	3,390	3,000	3,390	3,000
Meritage Homes Corp., 6.25%, 03/15/2015		—	—	5,795	4,230	5,795	4,230
Mohawk Industries, Inc., 6.63%, 01/15/2016		—	—	475	403	475	403
Pulte Homes, Inc., 5.20%, 02/15/2015		—	—	2,000	1,680	2,000	1,680
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier High Yield
		Bond Fund		Transamerica High Yield Bond		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

Pulte Homes, Inc., 7.88%, 08/01/2011		—	—	2,500	2,494	2,500	2,494
Household Products
Sealy Mattress Co., 8.25%, 06/15/2014		750	499	—	—	750	499
Independent Power Producers & Energy Traders
AES Corp., 8.00%, 10/15/2017		1,000	915	—	—	1,000	915
Edison Mission Energy, 7.50%, 06/15/2013		—	—	3,725	3,166	3,725	3,166
Edison Mission Energy, 7.75%, 06/15/2016		—	—	2,000	1,585	2,000	1,585
LSP Energy, LP/LSP Batesville Funding Corp., 7.16%, 01/15/2014		—	—	3,346	3,204	3,346	3,204
NRG Energy, Inc., 7.25%, 02/01/2014		—	—	4,020	3,879	4,020	3,879
NRG Energy, Inc., 7.38%, 01/15/2017		—	—	2,000	1,910	2,000	1,910
Industrial
Dole Food Co., 13.88%, 03/15/2014		1,000	1,053	—	—	1,000	1,053
Hexion U S Finance Corp., 9.75%, 11/15/2014		1,000	385	—	—	1,000	385
Industrial Conglomerates
Susser Holdings LLC, 10.63%, 12/15/2013		852	861	—	—	852	861
IT Services
Aramark Corp., 8.50%, 02/01/2015		—	—	2,350	2,244	2,350	2,244
DI Finance/Dyncorp International, 9.50%, 02/15/2013		—	—	2,005	1,955	2,005	1,955
SunGard Data Systems, Inc., 9.13%, 08/15/2013		—	—	5,360	5,119	5,360	5,119
SunGard Data Systems, Inc., 10.25%, 08/15/2015		—	—	4,200	3,654	4,200	3,654
Unisys Corp., 8.00%, 10/15/2012		—	—	2,750	1,320	2,750	1,320
Unisys Corp., 12.50%, 01/15/2016		—	—	3,200	1,656	3,200	1,656
Machinery
Case New Holland, Inc., 7.13%, 03/01/2014		—	—	3,225	2,822	3,225	2,822
Polypore, Inc., 8.75%, 05/15/2012		800	620	—	—	800	620
Titan International, Inc., 8.00%, 01/15/2012		1,000	800	—	—	1,000	800
Media
CCH I Capital Corp., 11.00%, 10/01/2015		—	—	4,075	316	4,075	316
CSC Holdings, Inc., 7.63%, 07/15/2018		—	—	4,650	4,464	4,650	4,464
CSC Holdings, Inc., 8.50%, 06/15/2015	-144A	—	—	925	937	925	937
DEX Media, Inc., 8.00%, 11/15/2013		—	—	2,500	300	2,500	300
DIRECTV Financing Co., 8.38%, 03/15/2013		—	—	2,080	2,111	2,080	2,111
Dish DBS Corp., 6.63%, 10/01/2014		—	—	2,740	2,548	2,740	2,548
Dish DBS Corp., 7.75%, 05/31/2015		—	—	3,080	2,926	3,080	2,926
Intelsat Corp., 9.25%, 06/15/2016	-144A	—	—	2,715	2,620	2,715	2,620
Intelsat Subsidiary Holding Co., Ltd., 8.50%, 01/15/2013	-144A	—	—	420	416	420	416
Kabel Deutschland GmbH, 10.63%, 07/01/2014		1,000	1,020	—	—	1,000	1,020
Knight-Ridder, Inc., 5.75%, 09/01/2017		—	—	1,675	235	1,675	235
Lamar Media Corp., 6.63%, 08/15/2015		1,000	785	2,025	1,549	3,025	2,334
Lamar Media Corp., 9.75%, 04/01/2014	-144A	—	—	750	754	750	754
Liberty Media Corp., 5.70%, 05/15/2013		—	—	2,500	2,100	2,500	2,100
Medianews Group, Inc., 6.88%, 10/01/2013		—	—	1,500	15	1,500	15
Quebecor Media, Inc., 7.75%, 03/15/2016		—	—	1,250	1,044	1,250	1,044
RH Donnelley, Inc., 11.75%, 05/15/2015	-144A	—	—	8,507	1,659	8,507	1,659
Univision Communications, Inc., 9.75%, 03/15/2015	-144A	—	—	2,325	360	2,325	360
Videotron Ltee, 6.88%, 01/15/2014		—	—	1,825	1,773	1,825	1,773
Metals & Mining
Algoma Acquisition Corp., 9.88%, 06/15/2015	-144A	1,000	400	—	—	1,000	400
Falconbridge, Ltd., 7.35%, 06/05/2012		350	309	—	—	350	309
FMG Finance Property, Ltd., 10.63%, 09/01/2016	-144A	1,000	875	—	—	1,000	875
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/2017		1,000	980	—	—	1,000	980
Noranda Aluminium Acquisition Corp., 6.60%, 05/15/2015		—	—	1,800	630	1,800	630
Steel Dynamics, Inc., 7.38%, 11/01/2012		650	580	2,950	2,633	3,600	3,213
Teck Resources, Ltd., 6.13%, 10/01/2035		1,500	924	—	—	1,500	924
Misc. Shopping Goods Stores
Dollar General Corp., 10.63%, 07/15/2015		1,000	1,040	—	—	1,000	1,040
Multiline Retail
Bon-Ton Department Stores, Inc., 10.25%, 03/15/2014		—	—	5,125	1,602	5,125	1,602
JC Penney Corp., Inc., 7.65%, 08/15/2016		—	—	2,000	1,810	2,000	1,810
Macy’s Retail Holdings, Inc., 5.35%, 03/15/2012		500	456	—	—	500	456
Macy’s Retail Holdings, Inc., 7.45%, 07/15/2017		—	—	4,100	3,530	4,100	3,530
Multi-Utilities
CMS Energy Corp., 6.55%, 07/17/2017		—	—	840	732	840	732
CMS Energy Corp., 6.88%, 12/15/2015		—	—	1,340	1,205	1,340	1,205
Oil, Gas & Consumable Fuels
Chesapeake Energy Corp., 6.88%, 01/15/2016		—	—	2,000	1,778	2,000	1,778
Chesapeake Energy Corp., 7.00%, 08/15/2014		—	—	3,400	3,137	3,400	3,137
Chesapeake Energy Corp., 7.25%, 12/15/2018		—	—	830	726	830	726
Chesapeake Energy Corp., 7.63%, 07/15/2013		—	—	100	96	100	96
Chesapeake Energy Corp., 9.50%, 02/15/2015		1,250	1,263	—	—	1,250	1,263
Connacher Oil And Gas, Ltd., 10.25%, 12/15/2015	-144A	—	—	2,480	1,104	2,480	1,104
Denbury Resources, Inc., 9.75%, 03/01/2016		500	508	—	—	500	508
Dynegy Holdings, Inc., 7.50%, 06/01/2015		—	—	2,975	2,335	2,975	2,335
Dynegy Holdings, Inc., 7.75%, 06/01/2019		2,000	1,470	4,440	3,263	6,440	4,733
Edison Mission Energy, 7.20%, 05/15/2019		1,500	1,091	—	—	1,500	1,091
El Paso Corp., 7.25%, 06/01/2018		—	—	3,100	2,829	3,100	2,829
Enterprise Products Operating, LP, 8.38%, 08/01/2066		1,000	690	—	—	1,000	690
Forest Oil Corp., 7.25%, 06/15/2019	-144A	—	—	2,000	1,665	2,000	1,665
Forest Oil Corp., 7.75%, 05/01/2014		—	—	275	259	275	259
Forest Oil Corp., 8.50%, 02/15/2014	-144A	500	485	—	—	500	485
Inergy, LP/Inergy Finance Corp., 8.75%, 03/01/2015	-144A	250	251	—	—	250	251
Kinder Morgan Finance Co., 5.70%, 01/05/2016		—	—	5,810	5,040	5,810	5,040
Mariner Energy, Inc., 8.00%, 05/15/2017		—	—	1,555	1,127	1,555	1,127
Markwest Energy Finance Corp., 8.50%, 07/15/2016		1,000	835	—	—	1,000	835
Newfield Exploration Co., 6.63%, 09/01/2014		—	—	2,175	2,001	2,175	2,001
Newfield Exploration Co., 7.13%, 05/15/2018		—	—	295	267	295	267
Opti Canada, Inc., 7.88%, 12/15/2014		—	—	2,500	1,344	2,500	1,344
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier High Yield
		Bond Fund		Transamerica High Yield Bond		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

Opti Canada, Inc., 8.25%, 12/15/2014		1,500	825	2,100	1,155	3,600	1,980
Peabody Energy Corp., 6.88%, 03/15/2013		—	—	100	98	100	98
Peabody Energy Corp., 7.38%, 11/01/2016		—	—	1,230	1,202	1,230	1,202
PetroHawk Energy Corp., 9.13%, 07/15/2013		1,000	980	—	—	1,000	980
Petroleum Development Corp., 12.00%, 02/15/2018		500	338	—	—	500	338
Pioneer Natural Resources Co., 6.65%, 03/15/2017		—	—	3,225	2,759	3,225	2,759
Plains Exploration & Production Co., 7.00%, 03/15/2017		—	—	1,700	1,462	1,700	1,462
Plains Exploration & Production Co., 7.75%, 06/15/2015		—	—	3,000	2,745	3,000	2,745
Tennessee Gas Pipeline Co., 8.00%, 02/01/2016	-144A	—	—	1,000	1,020	1,000	1,020
Tesoro Corp., 6.25%, 11/01/2012		—	—	3,275	2,980	3,275	2,980
Tesoro Corp., 6.63%, 11/01/2015		—	—	675	567	675	567
Verasun Energy Corp., 9.38%, 06/01/2017		—	—	4,325	238	4,325	238
Whiting Petroleum Corp., 7.00%, 02/01/2014		—	—	3,380	2,907	3,380	2,907
Paper & Forest Products
Abitibi-Consolidated, Inc., 8.55%, 08/01/2010		—	—	1,460	92	1,460	92
Abitibi-Consolidated, Inc., 8.85%, 08/01/2030		—	—	5,015	301	5,015	301
Abitibi-Consolidated, Inc., 13.75%, 04/01/2011	-144A	—	—	3,200	2,784	3,200	2,784
Boise Cascade LLC, 7.13%, 10/15/2014		—	—	896	396	896	396
Domtar Corp., 7.88%, 10/15/2011		—	—	3,720	3,311	3,720	3,311
Exopack Holding, Inc., 11.25%, 02/01/2014		1,000	700	—	—	1,000	700
Georgia-Pacific LLC, 7.00%, 01/15/2015	-144A	—	—	3,825	3,634	3,825	3,634
Georgia-Pacific LLC, 7.13%, 01/15/2017	-144A	—	—	1,153	1,090	1,153	1,090
Westvaco Corp., 8.20%, 01/15/2030		—	—	2,300	1,758	2,300	1,758
Professional Services
FTI Consulting, Inc., 7.75%, 10/01/2016		750	761	—	—	750	761
Real Estate Investment Trusts
Host Hotels & Resorts, Inc., 6.38%, 03/15/2015		1,000	885	—	—	1,000	885
Host Hotels & Resorts, Inc., 7.13%, 11/01/2013		—	—	3,155	2,965	3,155	2,965
iStar Financial, Inc., 5.88%, 03/15/2016		—	—	5,000	1,599	5,000	1,599
Real Estate Management & Development
Realogy Corp., 10.50%, 04/15/2014		—	—	5,305	1,750	5,305	1,750
Road & Rail
Hertz Corp., 8.88%, 01/01/2014		—	—	4,150	3,215	4,150	3,215
Hertz Corp., 10.50%, 01/01/2016		1,000	709	—	—	1,000	709
Kansas City Southern de Mexico SA de CV, 7.63%, 12/01/2013		250	204	—	—	250	204
Kansas City Southern de Mexico SA de CV, 12.50%, 04/01/2016	-144A	1,000	964	—	—	1,000	964
Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc., 8.88%, 12/15/2014		—	—	7,345	2,496	7,345	2,496
Spansion, Inc., 5.84%, 06/01/2013	-144A	—	—	3,960	1,583	3,960	1,583
Stats ChipPAC, Ltd., 6.75%, 11/15/2011		—	—	2,750	2,447	2,750	2,447
Software
First Data Corp., 9.88%, 09/24/2015		2,000	1,382	4,136	2,858	6,136	4,240
Specialty Retail
Group 1 Automotive, Inc., 8.25%, 08/15/2013		1,000	829	—	—	1,000	829
Michaels Stores, Inc., 11.38%, 11/01/2016		1,450	717	—	—	1,450	717
Penske Auto Group, Inc., 7.75%, 12/15/2016		1,000	729	—	—	1,000	729
Sally Holdings LLC, 9.25%, 11/15/2014		1,000	1,000	—	—	1,000	1,000
Textiles, Apparel & Luxury Goods
Levi Strauss & Co., 8.88%, 04/01/2016		—	—	1,200	1,062	1,200	1,062
Levi Strauss & Co., 9.75%, 01/15/2015		—	—	5,480	5,179	5,480	5,179
Tobacco
Alliance One International, Inc., 11.00%, 05/15/2012		1,000	975	—	—	1,000	975
Wireless Telecommunication Services
Metropcs Wireless, Inc., 9.25%, 11/01/2014		1,000	1,001	—	—	1,000	1,001
Nextel Communications, Inc., 6.88%, 10/31/2013		—	—	3,125	2,398	3,125	2,398
Nextel Communications, Inc., 7.38%, 08/01/2015		1,000	714	—	—	1,000	714

			64,332		369,256		433,588

		Total Cost ($67,674)		Total Cost ($494,213)		Total Cost ($561,887)

		Shares	Value	Shares	Value	Shares	Value

CONVERTIBLE PREFERRED STOCK (0.0%)
Road & Rail
Kansas City Southern, 5.13%, 02/20/2011		210	135	—	—	210	135

			135		—		135

		Total Cost ($179)		Total Cost ($0)		Total Cost ($179)
PREFERRED STOCK (0.1%)
Diversified Financial Services
Preferred Blocker, Inc., 7.00%	-144A	—	—	2,228	668	2,228	668

			—		668		668

		Total Cost ($0)		Total Cost ($701)		Total Cost ($701)

		Principal	Value	Principal	Value	Principal	Value

REPURCHASE AGREEMENT (4.2%)
State Street Repurchase Agreement		$5,042	5,042	$14,626	14,626	$19,668	19,668

0.01%, dated 04/30/09, to be repurchased at $19,668 on 05/01/2009			5,042		14,626		19,668

		Total Cost ($5,042)		Total Cost ($14,626)		Total Cost ($19,668)

Total Investment Securities Cost			75,534		509,540		585,074
Total Investment Securities Value			72,500		384,550		457,050
Other Assets and Liabilities, net			849		14,567		15,416
Net Assets			$73,349		$399,117		$472,466

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities aggregated to $64,631, or 13.68%, of the Fund’s net assets.
As of April 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Assets and Liabilities for Transamerica Premier High Yield Bond Fund and Transamerica High Yield Bond
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica					Combined
	Premier High	Transamerica				Pro Forma
	Yield Bond Fund	High Yield Bond	Adjustments			Fund
Assets:
Investment securities, at value	$67,458	$369,924	$			$437,382
Repurchase agreement, at value	5,042	14,626				19,668
Receivables:
Investment securities sold	—	7,464				7,464
Shares sold	560	855				1,415
Interest	2,023	12,033				14,056
Dividends	3	38				41
Due from advisor	7					7
Other	—	26				26

	$75,093	$404,966	$			$480,059

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	1,034	5,521				6,555
Shares redeemed	216	19				235
Management and advisory fees	—	180				180
Distribution and service fees	7	24				31
Administration fees	1	6				7
Trustees fees	—	28				28
Transfer agent fees	2	5				7
Dividends to shareholders	473	—				473
Other	11	66				77

	1,744	5,849				7,593

Net Assets	$73,349	$399,117	$			$472,466

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$106,010	554,727		$(29,678	)(a)	$631,059
Undistributed net investment income	(94)	2,107		94	(a)	2,107
Accumulated net realized loss from investment securities and foreign currency transactions	(29,584)	(32,715)		29,584	(a)	(32,715)
Net unrealized depreciation on:
Investment securities	(2,983)	(125,002)				(127,985)

Net Assets	$73,349	$399,117	$			$472,466

Net Assets by Class:
Class A	$	$33,996	$			$33,996
Class B		9,921				9,921
Class C		10,753				10,753
Class I		344,447		31,802	(b)(m)	376,249
Class P				41,501	(b)(m)	41,501
Investor Class	41,527			(41,527	)(b)	—
Institutional Class	31,822			(31,822	)(b)	—
Shares Outstanding:
Class A		4,925				4,925
Class B		1,438				1,438
Class C		1,562				1,562
Class I		49,593		4,579	(c)	54,172
Class P				7,276	(c)	7,276
Investor Class	7,276			(7,276	)(c)	—
Institutional Class	5,642			(5,642	)(c)	—
Net Asset Value and Offering Price Per Share:
Class A	$	$6.90				$6.90
Class B		6.90				6.90
Class C		6.88				6.88
Class I		6.95				6.95
Class P				5.70	(d)	5.70
Investor Class	5.70			(5.70	)(d)	—
Institutional Class	5.64			(5.64	)(d)	—

Investment Securities, at cost	$70,492	$494,914				$565,406
Repurchase agreement, at cost	$5,042	$14,626				$19,668

(a)-(m)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Premier High Yield Bond Fund and Transamerica High Yield Bond
For the twelve months ended April 30, 2009
(all amounts in thousands)

	Transamerica					Combined
	Premier High	Transamerica				Pro Forma
	Yield Bond Fund	High Yield Bond	Adjustments			Fund
Investment Income:
Dividend Income	$13	$60	$			$73
Withholding taxes on foreign dividends	—	(2)				(2)
Interest	4,536	48,804				53,340
Income from loaned securities-net	31	412				443

	4,580	49,274				53,854

Expenses:
Management and advisory fees	247	2,715		26	(e)	2,988
Printing and shareholder reports	14	77				91
Custody fees	12	61		(8	)(f)	65
Administration fees	10	92				102
Legal fees	2	13				15
Audit fees	22	19		(17	)(g)	24
Trustees fees	2	9				11
Distribution and service fees:
Class A		106				106
Class B		109				109
Class C		71				71
Class P				37	(i)	37
Investor Class	37			(37	)(i)	—
Transfer agent fees
Class A		53				53
Class B		26				26
Class C		11				11
Class I				1	(j)	1
Class P				29	(j)	29
Investor Class	29			(29	)(j)	—
Institutional Class	1			(1	)(j)	—
Registration fees
Core Level		4		43	(k)	47
Investor Class	43			(43	)(k)	—
Other	4	42				46

Total expenses	423	3,408		1		3,832

Fund level expense reimbursed:	(9)			(92	)(l)	(101)
Class expense reimbursed:
Class P				(30	)(l)	(30)
Investor Class	(73)			73	(l)	—
Institutional Class

Total reimbursement of expenses	(82)			(49)		(131)

Net Investment Income	4,239	45,866		48		50,153

Net Realized Gain (Loss) from:
Investment securities	(4,950)	(27,970)				(32,920)

	(4,950)	(27,970)				(32,920)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(8,065)	(107,514)				(115,579)

	(8,065)	(107,514)				(115,579)

Net Realized and Unrealized Loss	(13,015)	(135,484)				(148,499)

Net Decrease in Net Assets Resulting from Operations	$(8,776)	$(89,618)		$48		$(98,346)

(a) - (l)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Schedule of Investments for Transamerica Premier Cash Reserve Fund and Transamerica Money Market
At April 30, 2009
(all amounts except per share amounts in thousands)

		Transamerica Premier Cash
		Reserve Fund		Transamerica Money Market		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

CERTIFICATE OF DEPOSIT (1.7%)

Bank of America Corp., 0.55%, 07/27/2009		$—	$—	$6,200	$6,200	$6,200	$6,200

			—		6,200		6,200

		Total Cost ($0)		Total Cost ($6,200)		Total Cost ($6,200)

COMMERCIAL PAPER (92.0%)
Capital Markets
State Street Corp., 0.30%, 05/15/2009		—	—	4,600	4,599	4,600	4,599
State Street Corp., 0.33%, 05/05/2009		—	—	5,700	5,700	5,700	5,700
State Street Corp., 0.33%, 05/12/2009		2,300	2,300	—	—	2,300	2,300
State Street Corp., 0.33%, 05/22/2009		—	—	1,800	1,800	1,800	1,800
Chemicals
Ecolab, Inc., 0.55%, 06/05/2009	-144A	1,000	999	6,000	5,997	7,000	6,996
Commercial Banks
Bank of Scotland PLC, 1.23%, 06/15/2009		—	—	5,900	5,900	5,900	5,900
Bank of Scotland PLC, 1.24%, 06/09/2009		—	—	6,350	6,350	6,350	6,350
Bank of Scotland PLC, 1.24%, 06/10/2009		3,200	3,200	2,800	2,800	6,000	6,000
Bank of Scotland PLC, 1.24%, 06/11/2009		—	—	1,250	1,250	1,250	1,250
Barclays Bank PLC, 0.95%, 07/22/2009		1,200	1,197	2,800	2,794	4,000	3,991
Barclays Bank PLC, 1.25%, 05/26/2009		—	—	3,900	3,897	3,900	3,897
Barclays Bank PLC, 1.34%, 05/11/2009		1,500	1,499	4,200	4,198	5,700	5,697
Barclays Bank PLC, 1.35%, 05/06/2009		400	400	4,700	4,699	5,100	5,099
Royal Bank of Scotland PLC, 1.01%, 05/11/2009		—	—	5,850	5,848	5,850	5,848
Royal Bank of Scotland PLC, 1.19%, 07/20/2009		—	—	3,100	3,092	3,100	3,092
Royal Bank of Scotland PLC, 1.28%, 05/04/2009		3,300	3,300	2,200	2,200	5,500	5,500
Royal Bank of Scotland PLC, 1.28%, 05/08/2009		—	—	1,100	1,100	1,100	1,100
Royal Bank of Scotland PLC, 1.30%, 05/12/2009		—	—	3,400	3,399	3,400	3,399
UBS Finance Delaware LLC, 0.45%, 05/18/2009		2,000	2,000	—	—	2,000	2,000
UBS Finance Delaware LLC, 1.00%, 05/04/2009		—	—	1,000	1,000	1,000	1,000
UBS Finance Delaware LLC, 1.03%, 05/21/2009		—	—	5,300	5,297	5,300	5,297
UBS Finance Delaware LLC, 1.20%, 05/29/2009		1,150	1,150	8,850	8,845	10,000	9,995
Computers & Peripherals
Hewlett-Packard Co., 0.40%, 06/04/2009	-144A	—	—	4,550	4,548	4,550	4,548
Consumer Finance
American Express Credit Corp., 0.40%, 05/01/2009		—	—	2,200	2,200	2,200	2,200
American Express Credit Corp., 0.40%, 05/05/2009		2,300	2,300	—	—	2,300	2,300
American Express Credit Corp., 0.40%, 05/07/2009		—	—	7,800	7,799	7,800	7,799
American Express Credit Corp., 0.43%, 05/15/2009		—	—	1,400	1,400	1,400	1,400
American Express Credit Corp., 0.43%, 05/26/2009		700	700	—	—	700	700
American Express Credit Corp., 0.43%, 05/28/2009		—	—	2,050	2,049	2,050	2,049
American Express Credit Corp., 0.52%, 06/05/2009		—	—	1,250	1,249	1,250	1,249
Toyota Motor Credit Corp., 0.24%, 05/01/2009		1,300	1,300	—	—	1,300	1,300
Toyota Motor Credit Corp., 0.24%, 05/12/2009		—	—	3,300	3,300	3,300	3,300
Toyota Motor Credit Corp., 0.25%, 06/08/2009		700	700	—	—	700	700
Toyota Motor Credit Corp., 0.26%, 05/13/2009		—	—	2,000	2,000	2,000	2,000
Toyota Motor Credit Corp., 0.26%, 05/21/2009		1,100	1,100	—	—	1,100	1,100
Toyota Motor Credit Corp., 0.30%, 06/17/2009		—	—	9,000	8,997	9,000	8,997
Toyota Motor Credit Corp., 0.50%, 05/05/2009		—	—	1,050	1,050	1,050	1,050
Diversified Financial Services
Alpine Securitization, 0.33%, 05/20/2009	-144A	—	—	6,950	6,949	6,950	6,949
Alpine Securitization, 0.35%, 06/09/2009	-144A	—	—	1,700	1,699	1,700	1,699
Alpine Securitization, 0.42%, 06/03/2009	-144A	1,000	1,000	4,600	4,598	5,600	5,598
Alpine Securitization, 0.42%, 06/11/2009	-144A	—	—	2,300	2,299	2,300	2,299
Alpine Securitization, 0.50%, 05/11/2009	-144A	1,700	1,700	—	—	1,700	1,700
American Honda Finance Corp., 0.75%, 07/07/2009		1,100	1,098	9,000	8,987	10,100	10,085
American Honda Finance Corp., 0.80%, 05/18/2009		—	—	4,800	4,798	4,800	4,798
American Honda Finance Corp., 0.85%, 06/02/2009		—	—	1,050	1,049	1,050	1,049
American Honda Finance Corp., 0.85%, 07/09/2009		550	549	—	—	550	549
American Honda Finance Corp., 0.90%, 07/06/2009		1,500	1,498	—	—	1,500	1,498
Bank of America Corp., 0.52%, 07/24/2009		—	—	2,500	2,500	2,500	2,500
CAFCO LLC, 0.85%, 05/22/2009	-144A	1,400	1,399	—	—	1,400	1,399
CAFCO LLC, 0.85%, 07/22/2009	-144A	1,700	1,697	1,700	1,697	3,400	3,394
CAFCO LLC, 0.90%, 05/14/2009	-144A	—	—	2,800	2,799	2,800	2,799
CAFCO LLC, 0.90%, 06/08/2009	-144A	—	—	4,100	4,096	4,100	4,096
Caterpillar Financial Services Corp., 0.30%, 07/13/2009		2,100	2,099	—	—	2,100	2,099
Caterpillar Financial Services Corp., 0.32%, 05/04/2009		—	—	1,350	1,350	1,350	1,350
Caterpillar Financial Services Corp., 0.43%, 06/01/2009		—	—	4,300	4,298	4,300	4,298
CIESCO LLC, 0.85%, 07/22/2009	-144A	—	—	3,600	3,593	3,600	3,593
CIESCO LLC, 0.95%, 07/13/2009	-144A	—	—	3,400	3,393	3,400	3,393
Citigroup Funding, Inc., 0.30%, 05/04/2009		850	850	8,000	8,000	8,850	8,850
MetLife Funding, Inc., 0.25%, 05/18/2009		—	—	1,300	1,300	1,300	1,300
MetLife Funding, Inc., 0.28%, 05/20/2009		1,200	1,200	—	—	1,200	1,200
MetLife Funding, Inc., 0.30%, 05/13/2009		—	—	4,000	4,000	4,000	4,000
MetLife Funding, Inc., 0.35%, 05/08/2009		—	—	7,700	7,699	7,700	7,699
MetLife Short Term Funding LLC, 0.93%, 05/07/2009	-144A	1,900	1,900	2,500	2,500	4,400	4,400
Old Line Funding LLC, 0.25%, 05/15/2009	-144A	—	—	3,200	3,200	3,200	3,200
Old Line Funding LLC, 0.45%, 07/07/2009	-144A	800	799	10,100	10,092	10,900	10,891
Old Line Funding LLC, 0.60%, 07/15/2009	-144A	1,725	1,723	2,275	2,272	4,000	3,995
PACCAR Financial Corp., 0.45%, 06/15/2009		3,200	3,198	2,900	2,898	6,100	6,096
Rabobank USA Financial Corp., 0.42%, 07/15/2009		1,950	1,948	4,300	4,296	6,250	6,244
Rabobank USA Financial Corp., 0.50%, 05/11/2009		950	950	1,050	1,050	2,000	2,000
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier Cash
		Reserve Fund		Transamerica Money Market		Combined Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

Rabobank USA Financial Corp., 0.65%, 05/26/2009		—	—	10,200	10,195	10,200	10,195
Ranger Funding Co. LLC, 0.32%, 05/07/2009		1,000	1,000	—	—	1,000	1,000
Ranger Funding Co. LLC, 0.45%, 07/14/2009		1,200	1,199	—	—	1,200	1,199
Ranger Funding Co. LLC, 0.55%, 05/06/2009	-144A	—	—	1,000	1,000	1,000	1,000
Food Products
Nestle Capital Corp., 0.32%, 06/16/2009	-144A	3,200	3,199	9,000	8,996	12,200	12,195
Foreign Government Obligation
Province of Ontario Canada, 0.34%, 06/05/2009		1,400	1,400	—	—	1,400	1,400
Industrial Conglomerates
General Electric Co., 0.32%, 05/19/2009		—	—	3,900	3,899	3,900	3,899
General Electric Co., 0.32%, 06/01/2009		1,550	1,550	—	—	1,550	1,550
General Electric Co., 0.33%, 05/27/2009		—	—	5,000	4,999	5,000	4,999
General Electric Co., 0.37%, 06/22/2009		1,500	1,498	5,100	5,097	6,600	6,595
Short-Term Foreign Government Obligation
Province of Ontario Canada, 0.30%, 07/08/2009		1,500	1,499	6,000	5,997	7,500	7,496
Province of Ontario Canada, 0.35%, 06/12/2009		—	—	9,400	9,396	9,400	9,396
Province of Quebec Canada, 0.29%, 07/09/2009	-144A	1,200	1,199	2,800	2,798	4,000	3,997
Province of Quebec Canada, 0.32%, 05/05/2009	-144A	850	850	5,000	5,000	5,850	5,850
Province of Quebec Canada, 0.32%, 05/06/2009	-144A	—	—	3,750	3,750	3,750	3,750
Software
Microsoft Corp., 0.18%, 06/16/2009	-144A	980	980	5,900	5,899	6,880	6,879

			60,127		283,795		343,922

		Total Cost ($60,127)		Total Cost ($283,795)		Total Cost ($343,922)

CORPORATE DEBT SECURITY (6.7%)
Capital Markets
Goldman Sachs Group, Inc., 0.53%, 06/23/2009		590	589	1,175	1,174	1,765	1,763
Goldman Sachs Group, Inc., 1.32%, 06/23/2009		—	—	1,649	1,646	1,649	1,646
Commercial Banks
Wells Fargo & Co., 1.42%, 09/15/2009		—	—	1,595	1,585	1,595	1,585
Diversified Financial Services
Bank of America Corp., 1.33%, 06/12/2009		1,000	999	3,700	3,698	4,700	4,697
Caterpillar Financial Services Corp., 1.31%, 05/18/2009		—	—	2,150	2,150	2,150	2,150
General Electric Capital Corp., 1.42%, 06/15/2009		—	—	1,250	1,248	1,250	1,248
IBM International Group Capital LLC, 1.39%, 07/29/2009		3,200	3,203	6,990	6,998	10,190	10,201
Merrill Lynch & Co., Inc., 1.29%, 05/08/2009		—	—	1,750	1,749	1,750	1,749

			4,791		20,248		25,039

		Total Cost ($4,791)		Total Cost ($20,248)		Total Cost ($25,039)

REPURCHASE AGREEMENT (0.0%)
State Street Repurchase Agreement		—	—	63	63	63	63

0.01%, dated 04/30/09, to be repurchased at $63 on 05/01/2009			—		63		63

		Total Cost ($0)		Total Cost ($63)		Total Cost ($63)

Total Investment Securities Cost			64,918		310,306		375,224

Total Investment Securities Value			64,918		310,306		375,224
Other Assets and Liabilities, net			(291)		(1,219)		(1,510)

Net Assets			$64,627		$309,087		$373,714

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities aggregated to $104,620, or 27.99%, of the Fund’s net assets.
As of April 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Combined Statement of Assets and Liabilities for Transamerica Premier Cash Reserve and Transamerica Money Market
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica					Combined
	Premier Cash	Transamerica				Pro Forma
	Reserve	Money Market	Adjustments			Fund
Assets:
Investment securities, at value	$64,918	$310,243	$			$375,161
Repurchase agreement, at value	—	63				63
Receivables:
Shares sold	—	653				653
Interest	11	54				65
Other	—	12				12

	64,929	311,025				375,954

Liabilities:

Due to Custodian	145					145
Accounts payable and accrued liabilities:						—
Shares redeemed	105	1,767				1,872
Management and advisory fees	5	50				55
Distribution and service fees	—	44				44
Administration fees	2	5				7
Trustees fees	1	14				15
Transfer agent fees	4	—				4
Dividends from short sales	—	26				26
Dividends to shareholders	22	—				22
Other	18	32				50

	302	1,938				2,240

Net Assets	$64,627	$309,087	$			$373,714

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$64,634	308,995		$(7	)(a)	$373,622
Undistributed net investment income	(6)	92		6	(a)	92
Accumulated net realized loss from investment securities and foreign currency transactions	(1)	—		1	(a)	—

Net Assets	$64,627	$309,087		$—		$373,714

Net Assets by Class:
Class A	$	$155,859	$			$155,859
Class B		45,162				45,162
Class C		69,454				69,454
Class I		38,612				38,612
Class P				64,627	(b)	64,627
Investor Class	64,627			(64,627	)(b)	—
Shares Outstanding:
Class A		155,852				155,852
Class B		45,161				45,161
Class C		69,453				69,453
Class I		38,612				38,612
Class P				64,633	(c)	64,633
Investor Class	64,633			(64,633	)(c)	—
Net Asset Value and Offering Price Per Share:
Class A		1.00				1.00
Class B		1.00				1.00
Class C		1.00				1.00
Class I		1.00				1.00
Class P				1.00	(d)	1.00
Investor Class	1.00			(1.00	)(d)

Investment Securities, at cost	$64,918	$310,243				$375,161
Repurchase agreement, at cost	—	63				63

(a) - (l)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Pro Forma Statement of Operations for Transamerica Premier Cash Reserve and Transamerica Money Market
For the twelve months ended April 30, 2009
(all amounts in thousands)

	Transamerica					Combined
	Premier Cash	Transamerica				Pro Forma
	Reserve	Money Market	Adjustments			Fund
Investment Income:
Interest	$1,480	$4,412	$			$5,892
Income from loaned securities-net	—	229				229

	1,480	4,641				6,121

Expenses:
Management and advisory fees	247	1,041		54	(e)	1,342
Printing and shareholder reports	3	33				36
Custody fees	17	42		(11	)(f)	48
Administration fees	17	52				69
Legal fees	6	4				10
Audit fees	23	20		(18	)(g)	25
Trustees fees	5	2				7
Registration fees	38	(4)				34
Money market guarantee insurance
Class A		31				31
Class B		7				7
Class C		10				10
Class I		7				7
Class P				20	(h)	20
Investor Class	20			(20	)(h)	—
Distribution and service fees:
Class A		481				481
Class B		360				360
Class C		523				523
Transfer agent fees
Class A		278				278
Class B		71				71
Class C		50				50
Class P				88	(j)	88
Investor Class	88			(88	)(j)	—
Other	(5)	65				60

Total expenses	459	3,073		25		3,557

Fund expense reimbursed:				(20	)(l)	(20)

Class expense reimbursed:
Class A		(333)		3	(l)	(330)
Class B		(175)		1	(l)	(174)
Class C		(204)		1	(l)	(203)
Class I				—	(l)	—
Class P				(88	)(l)	(88)
Investor Class	(251)			251	(l)	—

Total reimbursement of expenses	(251)	(712)		147		(816)

Net Investment Income	1,272	2,280		(172)		3,380

Net Realized Gain (Loss) from:
Investment securities	(2)					(2)

	(2)					(2)

Net Realized and Unrealized Loss	(2)					(2)

Net Decrease in Net Assets Resulting from Operations	$1,270	$2,280		$(172)		$3,378

(a) - (l)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
REORGANIZATIONS BETWEEN:
TRANSAMERICA PREMIER HIGH YIELD BOND FUND AND TRANSAMERICA
HIGH YIELD BOND
TRANSAMERICA PREMIER CASH RESERVE FUND AND TRANSAMERICA
MONEY MARKET
For the period ended April 30, 2009
(All amounts in thousands)
(Unaudited)
NOTE 1 — GENERAL
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of Transamerica Premier High Yield Bond Fund and Transamerica Premier Cash Reserve Fund (the “Target Funds”) to Transamerica High Yield Bond and Transamerica Money Market (the “Acquiring Funds”), respectively, in exchange for Class I and Class P shares of the Acquiring Funds and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds as described elsewhere in this proxy statement/prospectus.
The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Target Funds, nor the Acquiring Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Target Funds will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will be considered tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target Funds.
The “Pro Forma Funds” as identified in these financial statements represent the combined funds after the mergers, with the Acquiring Funds treated as the accounting survivors for financial reporting purposes. Management believes the Acquiring Funds to be the accounting survivors because these funds are larger than the Target Funds, and their investment objectives/styles and fees and expense structures will remain intact going forward.
Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Funds for the Class I and Class P shares of the Acquiring Funds will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Funds in exchange for Class I and Class P shares of the Acquiring Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on April 30, 2009. The unaudited pro forma Statement of

Operations has been prepared as though the acquisition had been effective April 30, 2008, to report operations for the twelve months ended April 30, 2009.
In preparing the Acquiring Funds’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Funds, which are included in their respective annual reports dated December 31, 2008 and October 31, 2008, respectively.
Security valuations: The Acquiring Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Acquiring Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.
Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.
As permitted under Rule 2a-7 of the 1940 Act, the securities held by Transamerica Money Market are valued on the basis of amortized cost, which approximates market value.
Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.
Other securities for which quotations are not readily available are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc’s (“TAM”) Valuation Committee, under the supervision of the Board of Trustees.
NOTE 2 — PRO FORMA ADJUSTMENTS
The Pro Forma adjustments below reflect the impact of the mergers.
(a)	To adjust the Pro Forma Funds Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Funds.

(b)	To adjust Net Assets by Class of the Pro Forma Funds to reflect the appropriate class net assets of each Pro Forma share class.

(c)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s net asset value.

(d)	To adjust Net Asset Value and Offering Price per Share of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s Net Asset Value.

(e)	To restate management and advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Target Funds and Acquiring Funds.

(f)	To remove duplicate Custody fees.

(g)	To remove duplicate Audit fees.

(h)	To move the Money market guarantee insurance fee from Transamerica Premier Cash Reserve Fund, Investor Class to Transamerica Money Market, Class P.

(i)	To move Distribution and service fees from Transamerica Premier High Yield Bond Fund, Investor Class to Transamerica High Yield Bond, Class P.

(j)	To move Transfer agent fees from Target Funds’ Investor Class to Acquiring Funds’ Class P and from Target Funds’ Institutional Class to Acquiring Funds’ Class I.

(k)	To move Registration fees from Target Funds’ Investor Class to Acquiring Funds’ Class P.

(l)	To adjust Fund expense reimbursed and Class expense reimbursed of the Pro Forma Funds to bring total reimbursements to required levels for Pro Forma Funds to not exceed the Pro Forma expense limitations for each Class.

(m)	To adjust net assets for costs associated with the Reorganizations.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS
Transamerica Asset Management, Inc’s (“TAM”) is the Acquiring Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Acquiring Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Acquiring Funds’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.
AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate and of and sub-advisor to Transamerica High Yield Bond.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of and sub-advisor to Transamerica Money Market.
Certain officers and trustees of the Acquiring Funds are also officers and/or directors of TAM, TFS, and TCI.
Investment Advisory Fees
The Acquiring Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica High Yield Bond	Transamerica Money Market
0.59% of the first $400 million	0.40% of average daily net assets
0.575 over $400 million up to and including $750 million
0.55% over $750 million
If the reorganization is approved, the Acquiring Funds will pay management fees to TAM based on ANA at the following breakpoints:

Transamerica High Yield Bond	Transamerica Money Market
0.59% of the first $400 million	0.40% of average daily net assets
0.575 over $400 million up to and including $750 million
0.55% over $750 million
If the reorganization is approved, TAM has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed 1.24% for classes A, B, C and I and to the extent that operating expenses, including 12b-1 fees, exceed 0.90% for class P for Transamerica High-Yield Bond. TAM has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed 0.48% for classes A, B, C, I and P for Transamerica Money Market.
If the Acquiring Funds expenses fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Acquiring Funds may be required to pay the advisor a portion or all of the reimbursed expenses.
NOTE 4 — COSTS ASSOCIATED WITH THE REORGANIZATIONS
The cost of the Reorganizations will be shared equally by TAM and, subject to certain limitations, the Target Funds and Destination Funds (and ultimately the shareholders of the Target Funds and Destination Funds). The share of the cost that is borne by the Funds will be allocated among the Funds in each Proposal on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of a Reorganization and, in the case of the Reorganization relating to Transamerica Premier Cash Reserve Fund, all of the cost of the subject Reorganization. In no event will the Funds’ share exceed 50% of the cost of the Reorganizations.
The estimated fund costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Fund and, thus, are not subject to the expense limitations of each relevant Fund discussed in Note 3 above, are as follow:

Reorganization	Fund	Estimated costs (in thousands)
Proposal 1	Transamerica Premier High Yield Bond Fund	$46

ADDITIONAL INFORMATION ABOUT CLASS P SHARES
     Class P shares of each Destination Fund are newly offered. The following provides certain additional information about each Destination Fund’s Class P shares.
Distribution Plans
     As stated in the Proxy Statement/Prospectus, each Destination Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a “12b-1 Plan” and collectively, the “12b-1 Plans”), applicable to Class P shares of the Destination Fund. Each 12b-1 Plan is structured as a Compensation Plan.
     In determining whether to approve each 12b-1 Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the 12b-1 Plan Plans and Distribution Agreements. The Trustees were informed by representatives of TCI, the Destination Funds’ principal underwriter and distributor, that payments of distribution-related expenses by the Destination Funds under the 12b-1 Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the Destination Funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the Destination Funds. In turn, increased sales are expected to lead to an increase in a Destination Fund’s net asset levels, which would enable the Destination Funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the Destination Funds, for net inflows of cash from new sales may enable a Destination Fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
     Under the 12b-1 Plans, Transamerica High Yield Bond may pay TCI annual distribution and service (“12b-1”) fees of up to 0.25% of the average daily net assets of Transamerica High Yield Bond’s Class P shares and Transamerica Money Market may pay TCI annual distribution and service fees of up to 0.10% of the average daily net assets of Transamerica Money Market’s Class P shares. Transamerica Money Market does not currently pay 12b-1 fees because TCI has agreed to waive the distribution fees for Transamerica Money Market until at least April 30, 2010. This fee waiver may be terminated at any time without notice after April 30, 2010.
     TCI may use the fees payable under the 12b-1 Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class P shares, or in personal service to and/or maintenance of these shareholder accounts. TCI also may use the fees payable under the 12b-1 Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For Class P, these activities and expenses may include, but are not limited to:
•	Compensation to employees of TCI;

•	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

•	Payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

•	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

•	The cost of preparing, printing and distributing sales literature and advertising materials.
     Under the 12b-1 Plans, as required by Rule 12b-1, the Board of Trustees of the Destination Funds (the “Destination Board”) will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class P shares of the Destination Funds and the purpose for which such expenditures were made. For so long as the 12b-1 Plans are in effect, selection and nomination of the Trustees who are not interested persons of a Destination Fund shall be committed to the discretion of the Trustees who are not interested persons of the Destination Fund (the “Independent Trustees”).
     A 12b-1 Plan may be terminated as to the Class P shares of the relevant Destination Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of Class P. A 12b-1 Plan may be amended by vote of the Destination Board, including a majority of the Independent Trustees that have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a 12b-1 Plan that would materially increase the costs to Class P shares requires approval by the holders of Class P shares. Each 12b-1 Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Destination Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.
Distribution Fees
     Class P shares of each Destination Fund are newly offered. Therefore, for the Destination Funds’ fiscal year ended October 31, 2008, no distribution expenses were incurred by TCI for the costs of promotion and distribution with respect to Class P shares of the Destination Funds.
Dividends and Other Distributions
     An investor in the Destination Funds may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares of a Destination Fund are anticipated to be higher than the per share income dividends on Class A shares of that Destination Fund (and Class I), as a result of higher distribution and service fees applicable to the Class B, Class C and Class P shares.
Purchase of Shares
     Class P shares of each Destination Fund are available only to former investors in Investor Class shares of the Transamerica Premier Funds. Class P shares of each Destination Fund are closed to new investments and are not available for new investors.
Retirement Plans — Class P
          The Destination Funds offers several types of retirement plans that an investor may establish to invest in shares of a Destination Fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. (“TFS”) at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.
Principal Shareholders
     Class P shares of each Destination Fund newly offered, therefore, no shareholders own beneficially or of record any outstanding shares of Class P shares of a Destination Fund.
Shares of Beneficial Interest
     The shares of beneficial interest of each Destination Fund are divided into several classes: Class A, Class B, Class C, Class I and Class P shares. Each class represents interests in the same assets of a Destination Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class B and Class C shares are subject to ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; each class has a separate exchange privilege. Transamerica Funds (the “Destination Trust”) does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Destination Fund by virtue of these classes. On an ongoing basis, the Destination Board will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.